                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        Opinion Research Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         OPINION RESEARCH CORPORATION


                                23 Orchard Road
                          Skillman, New Jersey 08558


             =====================================================



                                   NOTICE OF

                                ANNUAL MEETING

                                      AND

                                PROXY STATEMENT



             =====================================================


                         Annual Meeting of Stockholders

                                  May 15, 2001

                         OPINION RESEARCH CORPORATION
                                23 Orchard Road
                          Skillman, New Jersey 08558

                                _______________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 15, 2001
                                _______________

         The Annual Meeting of Stockholders of Opinion Research Corporation (the "Company") will be held on Tuesday, May 15, 2001 at 10:00 a.m., local time, at the Company's headquarters, 23 Orchard Road, Skillman, New Jersey, for the following purposes:

         1. To approve the Opinion Research Corporation Employee Stock Purchase Plan, as amended (the "Qualified Plan").

         2. To approve the Opinion Research Corporation Stock Purchase Plan for Non-employee Directors and Designated Employees and Consultants (the "Non-qualified Plan").

         3. To amend the 1997 Stock Incentive Plan to increase the number of shares available thereunder for grant from 1,125,000 to 1,625,000 shares and to amend the provisions relating to a "Change of Control" of the Company.

         4. To approve the ORC Holdings, Ltd. Employee Share Ownership Plan. ORC Holdings, Ltd. is the Company's United Kingdom subsidiary.

         5. To elect two Directors to serve until the 2004 Annual Meeting of Stockholders of the Company and until their respective successors have been duly elected and qualified.

         6. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2001.

         7. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

         The close of business on March 30, 2001 was established as the record date for the Meeting. All stockholders of record at that time are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Meeting. The Board of Directors urges you to date, sign and return promptly the enclosed proxy to give voting instructions with respect to your shares of Common Stock. The proxies are solicited by the Board of Directors. The return of the proxy will not affect your right to vote in person if you do attend the Meeting. A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2000, is also enclosed.

                                          By order of the Board of Directors

                                                 DOUGLAS L. COX
                                                   Secretary

April 9, 2001

--------------------------------------------------------------------------------
                                   IMPORTANT
A Proxy Statement and proxy are submitted herewith. All stockholders are urged to complete and mail the proxy promptly. The enclosed envelope for return of proxy requires no postage if mailed in the U.S.A. Stockholders attending the Meeting may personally vote on all matters which are considered, in which event the signed proxy is revoked. It is important that your shares be voted.
--------------------------------------------------------------------------------

                         OPINION RESEARCH CORPORATION

                                23 Orchard Road
                          Skillman, New Jersey 08558

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors (the "Board of Directors") of Opinion Research Corporation (the "Company"), a Delaware corporation, for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Tuesday, May 15, 2001, at 10:00 a.m., local time, at the Company's headquarters, 23 Orchard Road, Skillman, New Jersey, and any adjournment or postponement thereof. This Proxy Statement, the foregoing notice, and the enclosed proxy are first being mailed to stockholders on or about April 9, 2001.

     The Board of Directors does not intend to bring any matters before the Meeting other than the matters specifically referred to in the foregoing notice, nor does the Board of Directors know of any matter which anyone else proposes to present for action at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the accompanying proxy or their duly constituted substitutes acting at the Meeting will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

     When your proxy card is returned properly signed, the shares represented will be voted in accordance with your directions. In the absence of instructions, the shares represented at the Meeting by the enclosed proxy will be voted "FOR" the approval of the Opinion Research Corporation Employee Stock Purchase Plan, as amended (the "Qualified Plan"), "FOR" the approval of the Opinion Research Corporation Stock Purchase Plan for Non-employee Directors and Designated Employees and Consultants (the "Non-qualified Plan"), "FOR" the amendment to the 1997 Stock Incentive Plan, "FOR" the approval of the ORC Holdings, Ltd. Employee Share Ownership Plan, "FOR" the nominees of the Board of Directors in the election of directors, and "FOR" the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001. Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Outstanding Shares and Voting Rights

         Holders of record of the Company's Common Stock, par value $.01 per share (the "Common Stock") are entitled to notice of, and to vote at, the Meeting. At the close of business on March 30, 2001, the record date, the Company had outstanding 5,671,761 shares of Common Stock. On each matter voted upon at the Meeting and any adjournment or postponement thereof, each record holder of Common Stock will be entitled to one vote per share.

         The presence, in person or by proxy, of stockholders entitled to cast a majority of the votes which stockholders are entitled to cast in the election of directors, on the approval of the Qualified Plan, on the approval of the Non-qualified Plan, on the approval of the amendment to the 1997 Stock Incentive Plan, on the approval of the ORC Holdings, Ltd. Employee Share Ownership Plan, and on the selection of Ernst & Young LLP as the Company's independent auditors will constitute a quorum as to each such matter. Assuming a quorum is present at the Meeting, a plurality of all the votes cast at the Meeting shall be sufficient to elect a director. All other matters require the affirmative vote of a majority of the votes cast at the Meeting. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

Principal Stockholders

         The following table sets forth certain information regarding the holdings of each stockholder who was known to the Company to be the beneficial owner, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of more than 5% of the Common Stock and the Company's Series B Preferred Stock (the "Series B Preferred Stock") at the close of business on February 20, 2001. Each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated.

                                          Common Stock
                                          ------------

Name and Address                                Amount             Percent
of Beneficial Owner                       Beneficially Owned       of Class
-------------------                       ------------------       --------
LLR Equity Partners, L.P. (1)(2)              1,916,958              29.92
The Belgravia  Building
1811 Chestnut Street, Suite 210
Philadelphia, PA 19103

Gruber & McBaine Capital Management (1)         737,400              13.01
50 Osgood Place
San Francisco, CA 94133

Name and Address                               Amount            Percent
of Beneficial Owner                      Beneficially Owned      of Class
-------------------                      ------------------      --------

John F. Short (3)(4)(5)                        585,213             9.92
23 Orchard Road
Skillman, NJ 08558

Allied Capital (1)(6)                          437,029             7.16
1919 Pennsylvania Avenue NW
Washington, DC 20006-3434

Cumberland Associates (1)                      372,500             6.57
1114 Avenue of the Americas
New York, New York 10036

______________________

(1) Based solely on information provided to the Company by the beneficial owners.

(2) Includes 1,068,065 shares of common stock and 672,274 shares of common stock underlying an exercisable warrant held by LLR Equity Partners, L.P., and 108,393 shares of common stock and 68,226 shares of common stock underlying an exercisable warrant held LLR Equity Partners Parallel, L.P.

(3) Does not include 49,896 shares of common stock held in trusts for the benefit of the children of Mr. Short. Mr. Short disclaims beneficial ownership of these shares.

(4) Includes 206,625 shares of common stock held by Mr. Short as co-trustee of the Company's Retirement Plan, over which Mr. Short has sole voting power.

(5) Includes 231,375 shares of common stock subject to options exercisable within 60 days of February 20, 2001 beneficially owned by Mr. Short.

(6) Includes 276,785 and 160,244 shares of common stock underlying exercisable warrants held by Allied Capital Corporation and Allied Investment Corporation, respectively.

                                  Series B Preferred Stock
                                  ------------------------

Name and Address                              Amount                Percent
of Beneficial Owner                     Beneficially Owned          of Class
-------------------                     ------------------          --------

LLR Equity Partners, L.P.                       9                     90.00
The Belgravia Building
1811 Chestnut Street, Suite 210
Philadelphia, PA 19103

LLR Equity Partners Parallel, L.P.              1                     10.00
The Belgravia Building
1811 Chestnut Street, Suite 210
Philadelphia, PA 19103

Security Ownership of Management

          The following table sets forth certain information regarding the Common Stock and the Series B Preferred Stock beneficially owned by each director and nominee for director of the Company, by the Company's Chief Executive Officer, and each of the Company's four other most highly compensated executive officers in 2000 (the "Named Executive Officers"), and by all directors and executive officers of the Company as a group, at the close of business on February 20, 2001. Each of the persons named in the table below as beneficially owning the shares set forth therein has sole voting power and sole investment power with respect to such shares, unless otherwise indicated.

                                                 Amount of                            Amount of Series
    Name of                                    Common Stock             Percent      B Preferred Stock     Percent
Beneficial Owner                            Beneficially Owned          of Class     Beneficially Owned    of Class
----------------                            ------------------          --------     ------------------    --------
John F. Short (1)(2)(3)                            585,213                9.92                0              *

Douglas L. Cox (1)                                  99,559                1.74                0              *

Michael T. Errecart                                 30,448                  *                 0              *

Frank J. Quirk                                      21,789                  *                 0              *

Nigel P. Maxfield (1)                               10,328                  *                 0              *

Stephen A. Greyser (1)                             111,250                1.93                0              *

Lenard B. Tessler (1)                               49,600                  *                 0              *

Dale J. Florio (1)                                  11,222                  *                 0              *

James A. Bulvanoski                                    100                  *                 0              *

John J. Gavin                                            0                  *                 0              *

Seth J. Lehr (4)                                 1,916,958               29.92               10           100.00

All Directors and executive
officers as a group (18 persons) (5)(6)          3,003,360               43.38               10           100.00

___________________
*    Denotes less than one percent of applicable class.

(1) Includes options exercisable within 60 days of February 20, 2001 for each of the Named Executive Officers and directors: Mr. Short - 231,375;
     Mr. Cox -40,000; Mr. Maxfield - 10,328; Professor Greyser - 98,750; Mr. Tessler -30,000; Mr. Florio - 10,000.

(2) Does not include 49,896 shares of common stock held in trusts for the benefit of the children of Mr. Short. Mr. Short disclaims beneficial ownership of these shares.

(3) Includes 206,625 shares of common stock held by Mr. Short as co-trustee of the Company's Retirement Plan, over which Mr. Short has sole voting power.

(4) Includes (a) 1,068,065 shares of common stock, 672,274 shares of common stock underlying an exercisable warrant and 9 shares of Series B Preferred Stock held by LLR Equity Partners, L.P., and (b) 108,393 shares of common stock, 68,226 shares of common stock underlying an exercisable warrant and 1 share of Series B Preferred Stock held by LLR Equity Partners Parallel, L.P. Mr. Lehr is a managing member of LLR Capital, L.L.C. which is the general partner of LLR Capital, L.P. which, in turn, is the general partner of both LLR Equity Partners, L.P. and LLR Equity Partners Parallel, L.P. Mr. Lehr disclaims beneficial ownership of these shares.

(5) The 41,500 shares of common stock beneficially owned by the executive officers of the Company and held pursuant to the Company's Retirement Plan are included only once in the total.

(6) Includes seven executive officers who are not among the Named Executive Officers.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "reporting persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and to furnish the Company with copies of these reports. Based on the Company's review of the reports received by it, the Company believes that all filings required to be made by the reporting persons for 2000 were made on a timely basis, except for the following: (i) Michael R. Cooper filed a Form 4 in September 2000 which included 38 transactions which were reportable on current Forms 4 for six separate months in 2000; (ii) Lenard B. Tessler and Stephen A. Greyser, directors of the Company, each filed a Form 5 for the 2000 fiscal year which included two transactions which should have been reported on Forms 5 for the 1998 and 1999 fiscal years; (iii) Dale J. Florio, a director of the Company, filed a Form 5 for the 2000 fiscal year which included one transaction which should have been reported on a Form 5 for the 1999 fiscal year; and (iv) James T. Heisler, a director of the Company during 2000, filed a Form 5 which included 8 transactions which were reportable on current Forms 4 for two separate months in 2000. Mr. Heisler also filed a Form 4 in February 2001 reporting one transaction that should have been reported on a Form 5 for the 1998 fiscal year.

                            MANAGEMENT COMPENSATION

Summary Compensation Table

         The following table sets forth, for the Company's last three fiscal years, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Company's Named Executive Officers.

                                                                                   Long-Term Compensation
                                                Annual Compensation                        Awards
                                         --------------------------------      -----------------------------
                                                             Other Annual      Restricted     Shares Subject    All Other
     Name and Principal                  Salary     Bonus    Compensation        Stock          to Options     Compensation
        Position                Year       ($)       ($)        ($) (2)        Award(s) ($)         (#)          ($) (3)
    ------------------          ----     ------     -----    ------------      ------------     ------------   -----------

John F. Short                   2000     372,115    175,000        1,547                 0         90,000          55,556 (4),(5)
Chairman, CEO,                  1999     347,692    140,000            0                 0              0          53,283 (4),(5)
and President                   1998     290,000          0            0                 0              0          54,817 (4),(5)

Frank J. Quirk *                2000     237,739     66,064            0                 0              0           7,277
Chairman and  CEO               1999     148,558     36,563            0                 0              0               0
Macro International Inc.        1998           0          0            0                 0              0               0

Michael T. Errecart *           2000     225,432     66,025            0                 0              0           7,277
President                       1999     141,011     36,517            0                 0              0               0
Macro International Inc.        1998           0          0            0                 0              0               0

Douglas L. Cox**                2000     209,692          0        4,411                 0              0           5,100
Executive Vice                  1999     200,000          0            0                 0              0           2,656
President and Chief             1998      31,397          0            0                 0         60,000           2,400
Financial Officer

Nigel P. Maxfield (1)           2000     144,400     72,325            0                 0         16,000           7,220
Senior Vice President           1999     136,426     20,520            0                 0              0           6,840
and Managing Director           1998     122,024          0            0                 0          5,000          11,660
O.R.C. International Ltd.


  * Mr. Quirk and Mr. Errecart joined the Company in April 1999 with the purchase of Macro International Inc.

  **     Mr. Cox joined the Company as Chief Financial Officer in October 1998.

(1) All data converted at a constant exchange rate of 1.52 dollars per pound sterling.

(2) Represents the dollar value of the difference between the price paid by the Named Executive Officer for shares of the Company's Common Stock purchased under the Non-qualified Plan and the fair market value of such shares on the date of purchase. The Non-qualified Plan provides for purchases of the Common Stock at the same percentage discount as is offered to all salaried employees under the Qualified Plan.

(3) Consists of a Company contribution under various profit sharing and retirement plans for each Named Executive Officer.

(4) The Company has an agreement with a trust established for the benefit of the children of Mr. Short whereby the Company pays certain premiums on life insurance policies on Mr. Short, to which the trust is the beneficiary. The Company is entitled to the repayment of the premiums paid on these insurance policies upon maturity. The premiums paid on behalf of Mr. Short by the Company were $46,143 in 2000, $44,170 in 1999, and $48,104 in 1998.

(5) Includes Company payments on behalf of the Named Executive Officer of $4,313 to cover the premiums payable on a supplemental disability policy and a $5,100 Company match under the Company's Defined Contribution Plan.

Stock Option Grants During 2000

       The following table contains information concerning the grant of stock options to the Named Executive Officers. The Company does not have any plans pursuant to which stock appreciation rights ("SARs") may be granted.

                                             Option Grants in 2000
                                             ---------------------

                                                                                       Potential Realizable Value
                                                                                       at Assumed Annual Rates of
                                                                                        Stock Price Appreciation
                                       Individual Grants                                  for Option Terms (2)
                       --------------------------------------------------              ----------------------------
                           Number of       % of Total
                           Securities        Options
                           Underlying      Granted To      Exercise or
                             Options      Employees in      Base Price    Expiration
         Name              Granted (#)        2000           ($/Sh)*         Date          5% ($)       10% ($)
---------------------- ---------------- ----------------- ------------- -------------- ------------- --------------
John F. Short (1)            90,000           48.9%            8.875       01/03/07         325,171       757,788

Douglas L. Cox                    0              0%                0              0               0             0

Frank J. Quirk                    0              0%                0              0               0             0

Michael T. Errecart               0              0%                0              0               0             0

Nigel P. Maxfield (1)        16,000            8.7%            8.875       01/03/07          57,808       134,718

  * All options have an exercise price equal to or greater than the market price of the Common Stock on the date of grant.

(1) The options become exercisable in three equal annual installments beginning on January 3, 2001.

(2) Illustrates value that might be realized upon exercise of options immediately prior to the expiration of their term, assuming specified compounded rates of appreciation on the Common Stock over the term of the options. Assumed rates of appreciation are not necessarily indicative of future stock performance.

Stock Option Exercises and Holdings During 2000

        The following table sets forth information related to options exercised during 2000 by the Named Executive Officers and the number and value of options held at December 31, 2000 by such individuals. The Company does not have any plan pursuant to which SARs may be granted.

                      Aggregated Option Exercises in 2000
                    and Option Values at December 31, 2000
                    --------------------------------------

                                                                                                  Value of
                                                     Number of Securities Underlying      Unexercised In-the Money
                             Shares         Value         Unexercised Options at                 Options at
                           Acquired On     Realized       December 31, 2000 (#)           December 31, 2000 ($)(1)
      Name                 Exercise (#)      ($)       Exercisable    Unexercisable     Exercisable    Unexercisable
  ------------             ------------      ---       -----------    -------------     -----------    -------------
  John F. Short                 0             0          201,375          90,000                0               0

  Douglas L. Cox                0             0           40,000          20,000           10,000           5,000

  Frank J. Quirk                0             0                0               0                0               0

  Michael T. Errecart           0             0                0               0                0               0

  Nigel P. Maxfield             0             0            5,000          16,000                0               0

  (1) The closing price of the Company's Common Stock on the American Stock Exchange on December 29, 2000 was $4.8125

Employment Agreements

        Mr. Short has an employment agreement with the Company providing for an annual salary of $350,000 subject to increase with respect to each fiscal year during the term of the agreement, to be determined by the Compensation Committee of the Board of Directors. In addition, Mr. Short is eligible to receive additional incentive compensation as determined by the Compensation Committee of the Board of Directors. The agreement provides that in the event Mr. Short's employment is terminated by the Company without cause or Mr. Short terminates the employment for "cause" (as defined therein), in addition to his compensation through the date of such termination, he is to receive an immediate cash payment equal to two times his annual base compensation, unless such termination occurs within 24 months after a change in control (as defined therein), in which case Mr. Short shall receive an immediate cash payment equal to two and one-half times his annual base compensation.

     Mr. Cox has an employment agreement with the Company providing for an annual salary of $200,000 subject to increase with respect to each fiscal year during the term of the agreement to be determined by the Compensation Committee of the Board of the Directors. In addition, Mr. Cox is eligible to receive an additional incentive compensation in accordance with short-term and/or long-term incentive compensation programs established by the Company from time to time. The agreement provides that in the event Mr. Cox's employment is terminated by the Company without cause or Mr. Cox terminates his employment for "cause" (as defined therein), he is to receive his current annual salary and, if permissible under the terms of the applicable Company plans, medical and life insurance benefits until 11 months after the effective date of such termination.

     Mr. Quirk, effective April 30, 1999, entered into a three-year employment agreement with Macro International Inc. providing for an annual salary of $220,000 subject to increase with respect to each fiscal year during the term of the agreement to be determined by the Chief Executive Officer of the Company. In addition, Mr. Quirk is eligible to receive an additional incentive compensation in accordance with short-term and/or long-term incentive compensation programs established by the Company from time to time.

     Mr. Errecart, effective April 30, 1999, entered into a three-year employment agreement with Macro International Inc. providing for an annual salary of $210,000 subject to increase with respect to each fiscal year during the term of the agreement to be determined by the Chief Executive Officer of the Company. In addition, Mr. Errecart is eligible to receive an additional incentive compensation in accordance with short-term and/or long-term incentive compensation programs established by the Company from time to time.

Certain Relationships and Related Transactions

     On September 1, 2000 the Company entered into a purchase agreement with LLR Equity Partners, L. P. and LLR Equity Partners Parallel, L.P. pursuant to which the Company sold to these two entities a total of 1,176,458 shares of Common Stock at $8.50 per share and 10 shares of the Company's Series B Preferred Stock at $10.00 per share. In addition, the Company issued warrants to each of these entities to purchase a total of 740,500 shares of Common Stock at a price of $12.00 per share and additional anti-dilutive warrants to purchase shares of Common Stock at a price of $.01 per share. Mr. Lehr, a Series B Preferred director of the Company, is a managing member of LLR Capital, L.L.C. which is the general partner of LLR Capital, L.P. which, in turn, is the general partner of both LLR Equity Partners, L.P. and LLR Equity Partners Parallel, L.P. Mr. Lehr and Mr. Gavin were elected Series B Preferred directors by the Series B Preferred stockholders pursuant to the terms of the Opinion Research Corporation Designation of Series B Preferred Stock.

                    REPORT OF THE COMPENSATION COMMITTEE ON
                            EXECUTIVE COMPENSATION

Compensation Philosophy and Components

     The Company's compensation philosophy is established by the Committee, which consists of two independent directors.

     The Committee believes that leadership and motivation of the Company's executives are critical to establishing the Company's success both in the marketplace and as an investment for our stockholders. The Committee will ensure that the Company's executives are compensated in a manner that furthers the Company's business strategies and aligns their interests with those of the stockholders. To support this philosophy, the following principles provide a framework for the compensation program:

     . The Company will offer competitive total compensation that will attract the best talent, motivate individuals to perform at their highest levels, reward outstanding achievement, and retain those individuals with the leadership abilities and skills necessary for building long-term stockholder value.

     . The Company will maintain a significant portion of executive total compensation at risk, tied both to annual and long-term financial performance and the creation of stockholder value.

     . The Company will encourage executives to manage from the perspective of owners with equity stakes in the Company.

     The components of the Company's executive compensation program include a balanced mix of the following:

     Base compensation: This is established for each executive position based on job responsibilities, level of experience, individual contribution to the business, as well as analyses of competitive industry practice.

     Incentive compensation: This is established based on the factors listed above under base compensation, the completion of specific objectives, plus specific quantitative performance factors including, revenues and earnings growth, operating income as a percentage of revenues, and revenues and earnings relative to budgeted levels.

     Stock options: The Company uses stock options as a long-term, non-cash incentive to align the long-term interests of executive officers and stockholders of the Company. Stock options are awarded at the current market price of the Common Stock on the date of grant and currently, grants would vest over three years and have a life of seven years. Award sizes are based upon individual performance, level of responsibility and potential to make significant contributions to the Company. Recent grants to executive officers have been conditioned in part on personal purchases of stock by the executives, thus further aligning their interests with those of our stockholders. Options to purchase 90,000 common shares were granted to Mr. Short in 2000.

     Benefits: It is the Company's intent to be competitive with, but not to exceed, the practices of other professional service firms regarding health, retirement and other benefit programs.

Compensation of the Chief Executive Officer in 2000

     Mr. Short's employment agreement provides for a base compensation of $375,000 in 2000 and an incentive compensation opportunity of $200,000, of which $175,000, was paid.

     The Committee's criteria for determining Mr. Short's compensation are driven by the competitive marketplace, the performance of Mr. Short and the Company and a desire to increase the relative proportion of variable, performance based, compensation to total compensation.

     The Committee has reviewed the compensation of other chief executive officers within the marketing services industry, and considered the effectiveness of Mr. Short in shaping the strategy, culture, discipline, and focus of the management team, his anticipation of market trends and adjustment of the Company's plans and investments, consistent with the maximization of long-term stockholder value.

     Highlights of performance in 2000 include the successful acquisitions of C/J Research, Inc. and Social & Health Services, Ltd., the raising of $10 million in new common equity and operational performance reaching new records, with revenues and net income both growing by 36% as compared to 1999.

Qualifying Executive Compensation for Deductibility under the Internal Revenue Code

     Beginning in 1994, section 162(m) of the U.S. Internal Revenue Code of 1986 limits deductibility of compensation in excess of $1 million paid to a corporation's chief executive officer and to each of the other four highest-paid executive officers unless this compensation qualifies as "performance-based." The Committee intends to take such actions as are appropriate to qualify compensation paid to executives for deductibility under the Code. Further, base salary and bonus levels are expected to remain well below the limitation in the foreseeable future.

Compensation Committee:

Stephen A. Greyser, D.B.A.
Dale J. Florio

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee the Company's financial reporting process. The Audit Committee is composed of two independent directors, in accordance with Section 121(A) of the American Stock Exchange's listing standards. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. During the course of the year, the Committee also reviewed the Company's accounting principles, the system of internal controls, legal compliance and compliance with the Company's policies and procedures.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board , and considered the compatibility of non-audit services with the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held six meetings during 2000.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the SEC. The Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company's independent auditors.

     The Committee has adopted and the Board of Directors has approved an Audit Committee charter. The charter was included in the Company's Proxy Statement dated April 28, 2000. The charter requires that the Committee shall consist of directors who are independent of management and the Company.

Audit Committee:

Lenard B. Tessler
Stephen A Greyser, D.B.A.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the percentage change in the cumulative total stockholder return on the Common Stock during the period commencing December 31, 1995 and ending December 31, 2000, with (a) Total Return Index Values for American Stock Exchange U.S. only stocks, and (b) S&P SmallCap 600 Index. The comparison assumes $100 was invested on December 31, 1995, in the Company's Common Stock and in each of the foregoing indices and assumes the reinvestment of dividends.

                                   [GRAPHIC]

                                              -------------------------------------------------------------------------
                                               12/31/95    12/31/96     12/31/97    12/31/98    12/31/99     12/31/00
-----------------------------------------------------------------------------------------------------------------------
Opinion Research Corporation                      100.0        54.0         92.0        88.0       144.0         77.0
-----------------------------------------------------------------------------------------------------------------------
Amex Stock Market Total
Return Index - U.S. stocks                        100.0       101.5        127.3       136.6       179.4        168.5
-----------------------------------------------------------------------------------------------------------------------
S&P SmallCap 600 Index                            100.0       121.3        152.4       150.4       169.0        189.0
-----------------------------------------------------------------------------------------------------------------------

                               BOARD OF DIRECTORS

Compensation of Directors

     For 2000, each director who was not an employee of the Company (an "independent director"), was entitled to receive $15,000 per annum. In addition, each independent director was paid $5,000 for chairing a Committee, $1,500 for each Board meeting attended, and $1,250 for each Committee meeting attended. All directors were also entitled to be reimbursed for incidental travel expenses incurred in attending Board and Committee meetings.

     Pursuant to the 1997 Stock Incentive Plan, each independent director is automatically granted options to acquire the "formula number" of shares of Common Stock. The exercise price for these options is equal to the fair market value of the underlying shares on the date of grant. The options are non-qualified stock options.

         The independent directors' options become exercisable on the first anniversary of the date of grant provided the independent director is a member of the Board of Directors on that date. The "formula number" of the stock option grants for 2000 was 5,000 for each director. In addition, each director will be granted options to purchase an additional 5,000 shares of Common Stock for chairing a Committee.

Compensation Committee Interlocks and Insider Participation

         None of the members of the Compensation Committee or the Stock Option Committee (Executive Officers) are executive officers of the Company or any of its subsidiaries.

         None of the executive officers of the Company serve on the Board of Directors of another entity.

         Over several years, the Company made loans to certain executive officers of the Company bearing an interest rate of 9.5%. Including accrued interest, the aggregate amount of indebtedness outstanding at December 31, 2000 was $143,122 due from Mr. Short.

         The Faculty Group, Inc., of which Professor Greyser is a principal, received from the Company $50,000 in consulting fees and $1,525 in expense reimbursements during 2000.

Committees and Meetings of the Board of Directors

         The business of the Company is managed under the direction of its Board of Directors. The Board of Directors met eight times during the fiscal year ended December 31, 2000 and took certain other actions by unanimous consent. The Board meets regularly during the fiscal year to review significant developments affecting the Company and act on matters requiring Board approval. Every director attended all of the meetings of the Board of Directors and Committees of the Board on which the director served that were held during the period in which the person was a director, except that one director was absent from one meeting of the Board of Directors.

         The Board of Directors has established six standing committees: an Executive Committee, an Audit Committee, a Compensation Committee, a Stock Option Committee (Executive Officers), a Stock Option Committee (Non-Executive Officers), and a Nominations Committee.

         The Executive Committee

         The Executive Committee was established to perform such duties as the Board of Directors from time to time may direct and, with certain limitations, will exercise the authority of the full Board between meetings of the full Board. In 2000, Mr. Short (Chairman) and Professor Greyser served as members of the Executive Committee. The Executive Committee met twice during 2000.

         The Audit Committee

         The Audit Committee is charged with reviewing the audited financial statements of the Company and making recommendations to the full Board on matters concerning the Company's audits and the selection of independent auditors. Mr. Tessler (Chairman) and Professor Greyser serve as members of the Audit Committee. The Audit Committee met six times during 2000.

         The Compensation Committee

         The Compensation Committee is responsible for establishing salaries, bonuses and other compensation for the Company's executive officers. Professor Greyser (Chairman) and Mr. Florio serve as members of the Compensation Committee. Mr. Florio replaced Derek B. Smith as a member of the Compensation Committee after Mr. Smith's term on the Board expired on June 13, 2000. The Compensation Committee met three times during 2000.

         The Stock Option Committees

         The Stock Option Committee (Executive Officers) and the Stock Option Committee (Non-Executive Officers) together serve as the Committee described in the 1997 Stock Incentive Plan (the "Plan"). The Stock Option Committee (Executive Officers) administers the Plan solely with respect to persons who are directors or principal officers as defined in the Plan, and the Stock Option Committee (Non-Executive Officers) administers the Plan solely with respect to other persons. Professor Greyser (Chairman) and Mr. Florio serve as members of the Stock Option Committee (Executive Officers). Mr. Short served as the Stock Option Committee (Non-Executive Officers) in 2000. Both Stock Option Committees met once during 2000.

         The Nominations Committee

         The Nominations Committee was established to consider and make recommendations to the Board regarding Board qualifications, structure and membership. Professor Greyser (Chairman) and Mr. Short serve as members of the Nominations Committee. The Nominations Committee met twice during 2000.

             PROPOSAL TO APPROVE THE OPINION RESEARCH CORPORATION
                         EMPLOYEE STOCK PURCHASE PLAN

Description of the Opinion Research Corporation Employee Stock Purchase Plan

          On August 2, 2000, the Company adopted the Opinion Research Corporation Employee Stock Purchase Plan, an employee stock purchase plan intended to comply with the requirements of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), subject to the approval of the plan by the Company's stockholders. Under the plan, shares of the Company's Common Stock, $ .01 par value ("Shares"), will be offered for sale to employees. The aggregate maximum number of shares available for purchase under the plan, as originally adopted by the Company, was one million (1,000,000), subject to adjustment in the event of certain events (each, a "Capital Event") affecting the Common Stock of the Company, such as a stock split or stock dividend. The Company amended the plan, effective March 30, 2001, to reduce the aggregate maximum number of shares available for purchase under the plan to five hundred thousand (500,000), subject to adjustment in the event of certain Capital Events. The plan, as amended, is hereinafter referred to as the "Qualified Plan". The provisions of the Qualified Plan are generally described below. This summary of the Qualified Plan is qualified in all respects by the text of the Qualified Plan, filed with the SEC as Appendix A to this proxy statement, which was filed on Schedule 14A on April 9, 2001.

Eligibility

          All employees of the Company and those of its Affiliates which are designated, at the discretion of the administrative committee for the Qualified Plan (referred to herein as the "Committee"), as participating in the Qualified Plan are eligible to participate in the Qualified Plan except (1) employees employed by the Company or its Affiliates for less than six months, (2) employees who are customarily employed for 20 hours or less per week, and (3) employees who own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or an Affiliate. Approximately 1,600 employees will be eligible to participate in the Qualified Plan.

Participation, Payroll Deductions and Purchases

          Employees who are eligible to participate in the Qualified Plan may elect to purchase Shares during four consecutive three month "offering periods." These offering periods will generally begin on January 1, April 1, July 1, and October 1 of each year, but the Committee may, in its discretion, (1) change the duration of any and all offering periods, (2) suspend a scheduled offering period, or (3) reinstate an offering period which it has previously suspended. The first offering period was from October 1, 2000 through December 31, 2000.

          An employee (each, a "Participant") elects to participate by submitting a Subscription Agreement, which authorizes the Company to make regular payroll deductions in a specified amount (between 1% and 10% of his or her eligible compensation), for the purchase of Shares under the Qualified Plan. Amounts deducted from a Participant's compensation will be credited to a bookkeeping account set up for the Participant. At the end of each offering period (the "Purchase Date"), the balance of the Participant's bookkeeping account will be used to purchase Shares at a price which is the lesser of 85% of the fair market value of the Shares on (1) the first day of the offering period, or (2) the last day of the offering period. Such Shares will be credited to the Participant's Investment Account until the Participant chooses to withdraw a certificate or certificates for the Shares.

Limits on Purchase of Shares

          In addition to the aggregate limitation on the number of Shares available for purchase under the Qualified Plan, no Participant is permitted to purchase Shares with a fair market value in excess of $25,000 in a single calendar year. The determination of the fair market value of Shares for this purpose is made as of the first day of the offering period. Under the Qualified Plan, fair market value is generally determined by reference to reported prices of the Shares when they are publicly traded, and is determined by the Committee if the Shares are not publicly traded.

Stockholder Approval and Term of Plan

          The Qualified Plan is subject to approval by the stockholders of the Company within 12 months of its adoption. If the Qualified Plan is not so approved, it will be terminated immediately, amounts which have been retained by the Company for future purchases will be returned, without interest, to the Participants and any Shares already been purchased will be distributed to the Participants who purchased them if the Shares were not already distributed. Once approved by the Company's stockholders, the Qualified Plan will terminate on September 30, 2010 or any earlier date, as determined at the discretion of the Board.

Resale Restrictions

          Shares purchased under the Qualified Plan are not subject to restrictions on resale.

Termination of Employment

          In the event of a Participant's retirement, death or other termination of employment, or in the event a Participant ceases to be eligible to participate in the Qualified Plan for any reason, (1) the balance of the Participant's bookkeeping account will be refunded to the Participant (or, in the case of the Participant's death, the Participant's designated beneficiary or the person to whom the Participant's rights shall have passed under the laws of decent and distribution), and (2) a certificate for the shares credited to the Participant's Investment Account will be forwarded to the Participant (or, in the case of the Participant's death, the Participant's designated beneficiary or the person to whom the Participant's rights shall have passed under the laws of decent and distribution).

Administration of the Qualified Plan

          The Qualified Plan is administered by the Board or by a committee of the Board consisting of one or more members designated by the Board (the "Committee"). The Committee has discretionary authority to interpret the Qualified Plan, to issue rules for administering the Qualified Plan, to change, alter, amend or rescind such rules, to make all other determinations necessary or appropriate for the administration of the Qualified Plan, and may delegate administrative functions to Company management. The Committee's determinations, interpretations and constructions are final and conclusive. If the Committee is a committee appointed by the Board, its members will serve at the pleasure of the Board.

Amendment and Termination of the Qualified Plan

          The Board may amend the Qualified Plan at its discretion, provided, however, that amendments which increase the maximum number of shares available for purchase under the Qualified Plan, which materially increase the benefits accruing to employees under the Qualified Plan, or which modify the Qualified Plan's eligibility requirements can only be made with stockholder approval within twelve months of the amendment.

          The Qualified Plan will terminate upon the earliest of (1) such date as chosen by the Board, in its sole discretion, or (2) September 30, 2010. Upon termination of the Qualified Plan, Participants will be issued certificates for all Shares held in their Investment Accounts and will receive a refund of any amounts held for purchases of Shares.

Certain Federal Income Tax Effects of Plan Participation

          The following discussion summarizes general principles of federal income tax law applicable to the Qualified Plan and the shares of Common Stock acquired under the Qualified Plan as of the date hereof.

          The Qualified Plan is intended to qualify as a "stock purchase plan" under the applicable provisions of the Code. In general, this permits Participants to receive favorable tax treatment for purchases of Shares under the Qualified Plan. Participants should not recognize income with respect to a purchase of Shares pursuant to the Qualified Plan until the sale or other disposition of the Shares. If a Participant holds the Shares until the expiration of the two-year period measured from the first day of the offering period in which the Shares were purchased and realizes a gain on the sale of the Shares, the Participant will recognize a portion of such gain as ordinary compensation income and the rest of the gain, if any, as long term capital gain. The ordinary income portion of the gain recognized is equal to the excess of the fair market value of the Shares as of the first day of the offering period over the purchase price (determined as of the first day of the offering period, i.e., the initial 15% discount determined on the first day of the offering period is treated as compensation income). Under these circumstances, the Company does not receive a tax deduction for any amounts of compensation income recognized by the employee.

          If shares acquired under a qualified stock purchase plan are disposed of before the end of the statutory holding period (a "premature disposition"), the employee will be required to recognize as ordinary income for the year of the premature disposition an amount equal to the excess of the fair market value of the shares as of the date they were purchased (and not as of the first day of the offering period) over the amount actually paid for the shares. The amount of this income will be added to the basis of the shares sold or otherwise disposed of for purposes of determining any additional capital gain or loss to be recognized as a result of that sale.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
             STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE
                                QUALIFIED PLAN

          PROPOSAL TO APPROVE THE OPINION RESEARCH CORPORATION STOCK
            PURCHASE PLAN FOR NON-EMPLOYEE DIRECTORS AND DESIGNATED
                           EMPLOYEES AND CONSULTANTS

Description of the Opinion Research Corporation Stock Purchase Plan for Non-Employee Directors and Designated Employees and Consultants

          The Company has adopted the Opinion Research Corporation Stock Purchase Plan for Non-Employee Directors and Designated Employees and Consultants (the "Non-qualified Plan"). The Non-qualified Plan is not an "employee stock purchase plan", and does not comply with the requirements of
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Under the Non-qualified Plan, subject to the approval of the Non-qualified Plan by the stockholders of the Company, shares of the Company's Common Stock, $.01 par value (the "Shares"), will be offered for sale to various individuals who provide services to the Company, yet are ineligible to participate in the Opinion Research Corporation Employee Stock Purchase Plan. The maximum number of Shares available for purchase under the Non-qualified Plan is 200,000, subject to adjustment in the event of certain events affecting the Common Stock of the Company, such as a stock split or stock dividend. The provisions of the Non-qualified Plan are generally described below. This summary of the Non-qualified plan is qualified in all respects by the text of the Non-qualified Plan, a copy of which is filed as Appendix B to this proxy statement, which was filed on
Schedule 14A on April 9, 2001.

Eligibility

          Non-employee members of the Company's Board of Directors, certain Company employees, and consultants and advisors to the Company who are designated, at the discretion of the administrative committee for the Non-qualified Plan (referred to herein as the "Committee"), as eligible to participate in the Non-qualified Plan may participate in the Non-qualified Plan.

Participation, Payroll Deductions and Purchases

          Individuals who are eligible to participate in the Non-qualified Plan may elect to purchase Shares during four consecutive three month "offering periods." These offering periods will generally begin on January 1, April 1, July 1, and October 1 of each year, but the Committee may, in its discretion,
(1) change the duration of any and all offering periods, (2) suspend a scheduled offering period, or (3) reinstate an offering period which it has previously suspended. The first offering period was from October 1, 2000 through December 31, 2000.

          An individual elects to participate by submitting a Subscription Agreement that indicates the number of Shares he or she wishes to purchase under the Non-qualified Plan or the dollar amount of the intended purchase. Participants pay for stock purchases under the Non-qualified Plan either by providing for amounts to be deducted from compensation that would otherwise be payable to them during the offering period or by making arrangements for the payment of the purchase price of the Shares. Amounts deducted from a Participant's compensation or otherwise paid over to the Company will be credited to a bookkeeping account set up for the Participant.

          At the end of each offering period (the "Purchase Date"), the balance of the Participant's bookkeeping account will be used to purchase Shares at a price which is the lesser of 85% of the fair market value of the Shares on (1) the first day of the offering period, or (2) the last day of the offering period. Such Shares will be credited to the Participant's Investment Account until the Participant chooses to withdraw a certificate or certificates for the Shares.

          In addition to participation in the Non-qualified Plan as described above, the Committee may provide, with respect to any Offering Period, that a Participant who is also a participant in the Opinion Research Corporation Deferred Compensation Plan (the "Deferred Compensation Plan") may fund a purchase of Shares under the terms of the Non-qualified Plan using amounts that are credited to the deferral account maintained for that Participant under the terms of the Deferred Compensation Plan. Any Shares purchased in this manner will be treated as an investment under the terms of the Deferred Compensation Plan and will not be distributed to the Participant unless and until a distribution of those Shares is permitted under the Deferred Compensation Plan. Shares that are purchased (or deemed to have been purchased) using amounts credited under the Deferred Compensation Plan will consist either of hypothetical shares of Company common stock (as shown on the book-keeping accounts of the Company maintained under the Deferred Compensation Plan) or actual Shares if held by a trustee of any trust created under the terms of the Deferred Compensation Plan. Any Shares purchased under an Offering Period through amounts credited to a Participant under the Deferred Compensation Plan will, to the extent permitted, be treated as having been purchased under the Non-qualified Plan. The Committee is authorized to establish the terms and conditions applicable to each Offering Period, including any special provisions that may be determined to be appropriate in implementing a purchase of Shares using amounts credited under the Deferred Compensation Plan.

Limits on Purchase of Shares

          In addition to an overall Plan limitation that permits no more than 200,000 Shares to be available for purchase under the Non-qualified Plan, the Committee may also impose a limitation on the Shares available for purchase in any individual offering period.

Resale Restrictions

          Shares purchased under the Non-qualified Plan are not subject to restrictions on resale.

Termination of Participation

          In the event a Participant ceases to be eligible to participate in the Non-qualified Plan for any reason, (1) the balance of the Participant's bookkeeping account will be refunded to the Participant (or, in the case of the Participant's death, the Participant's designated beneficiary or the person to whom the Participant's rights shall have passed under the laws of decent and distribution), and (2) a certificate for the Shares credited to the Participant's Investment Account will be forwarded to the Participant (or, in the case of the Participant's death, the Participant's designated beneficiary or the person to whom the Participant's rights shall have passed under the laws of decent and distribution).

Administration of the Non-qualified Plan

          The Non-qualified Plan is administered by the Board or by a committee of the Board consisting of one or more members designated by the Board (the "Committee"). The Committee has discretionary authority to interpret the Non-qualified Plan, to issue rules for administering the Non-qualified Plan, to change, alter, amend or rescind such rules, to make all other determinations necessary or appropriate for the administration of the Non-qualified Plan, and may delegate administrative functions to Company management. The Committee's determinations, interpretations and constructions are final and conclusive. If the Committee is a committee appointed by the Board, its members will serve at the pleasure of the Board.

Amendment and Termination of the Non-qualified Plan

          The Board may amend the Non-qualified Plan at its discretion.

          The Non-qualified Plan will terminate upon the earliest of (1) such date as chosen by the Board, in its sole discretion, or (2) September 30, 2010. Upon termination of the Non-qualified Plan, Participants will be issued certificates for all Shares held in their Investment Accounts and will receive a refund of any amounts held for purchases of Shares.

Certain Federal Income Tax Effects of Plan Participation

          The following discussion summarizes general principles of federal income tax law applicable to the Non-qualified Plan and the Shares of Common Stock acquired under the Non-qualified Plan as of the date hereof.

          Because the Non-qualified Plan does not qualify as an "employee stock purchase plan" under the Code, Participants will be taxed as a result of their discount purchases of Company Stock, taking into account as compensation income the amount of the discount determined as of the date of purchase. The compensation income recognized by a Participant on the purchase date may also be subject to tax withholding requirements, in which case the Company will make appropriate arrangements for withholding and payment of such taxes from other amounts payable to the Participant or using funds provided by the Participant to the Company for this purpose.

          When a Participant sells Shares purchased under the Non-qualified Plan, the Participant will generally recognize a gain or loss which may be either long or short term, depending on the length of time the Participant held the Shares before the sale. The basis of the Shares for determining the amount of this gain or loss will be their fair market value as of the purchase date.

          The Company will generally be entitled to a tax deduction equal to the amount of income Participants recognize as a result of the discounted purchases under the Non-qualified Plan. Participants' subsequent sale of the Shares, however, has no tax consequences for the Company.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
             STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE
                              NON-QUALIFIED PLAN

                 AMENDMENT TO THE OPINION RESEARCH CORPORATION
                           1997 STOCK INCENTIVE PLAN

Description of the Opinion Research Corporation 1997 Stock Incentive Plan

          The Board of Directors, contingent upon the approval of the Company's stockholders, has amended the 1997 Stock Incentive Plan (the "Plan") by increasing the total number of shares of Common Stock available for grants under the plan by 500,000 shares to 1,625,000 shares and amending the provisions relating to a "Change of Control" of the Company. The Plan has otherwise been left in effect without change. The following is a summary of the Plan as modified by the proposed amendments. This summary is qualified in all respects by the text of the Plan, which is filed with the SEC as Appendix C to this proxy statement, which was filed on Schedule 14A on April 9, 2001.

          The Plan is intended to recognize the contributions made to the Company by employees and members of the Board of Directors, to provide such persons with additional incentive to devote themselves to the future success of the Company, and to improve the ability of the Company to attract, retain and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of options to acquire Common Stock ("Options") and through the receipt of Common Stock subject to conditions of forfeiture ("Awards"). The Plan is intended as an additional incentive to certain directors who are not employees of the Company or its affiliates to serve on the Board of Directors and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of options to acquire Common Stock. Options granted under the Plan to employees may be "incentive stock options" ("ISOs") within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or may be options not intended to be ISOs ("non-qualified stock options"). Options granted to directors who are not employees of the Company will be non-qualified stock options.

The key provisions of the Plan are as follows

          1. Number of Shares. The aggregate maximum number of shares for which options or awards may be granted under the Plan is, after giving effect to the amendment to the Plan, 1,625,000 shares of Common Stock (taking into account all Options and Awards provided for under the Plan). The number of shares of Common Stock available for such grants and awards is subject to adjustment to take into account certain changes in the number or class of issued and outstanding equity securities as can occur by reason of a recapitalization of the Company, a stock split, stock dividend or other transaction having such an effect.

          2. Administration. The Plan will be administered by the Board of Directors, unless the Board of Directors designates a committee or committees composed of two or more of its members to operate and administer the Plan in its stead. If that is done, the Board of Directors may, if it is possible and if the Board of Directors determines that it is necessary or appropriate, designate one committee which consists exclusively of two or more "independent directors" (i.e., directors who qualify as "independent directors" under the rules applicable to the "performance-based" compensation exception to the limitations on deduction of certain compensation in excess of $1 million imposed by Section 162(m) of the Code). Any committee designated by the Board of Directors for this purpose, and the Board of Directors itself in its administrative capacity with respect to the Plan, is referred to as the "Committee". Options granted under the Plan to members of the Board of Directors who are not employees (the "Non-employee Directors") will be administered by the Board of Directors other than the Non-employee Directors.

          3. Eligibility. All key employees and members of the Board of Directors will be eligible to receive Options and Awards. The Committee determines whether an individual qualifies as a key employee. On February 20, 2001, approximately 500 employees and 6 Non-employee Directors were eligible to participate in the Plan.

          4. Term of Plan. No Option may be granted under the Plan after April 16, 2007.

          5. Number of Option Grants. Each grant of an Option under the Plan will be set forth in an option document that will specify the number of shares subject to the Option. An optionee may receive more than one Option and may be granted Options which are ISOs, non-qualified options or a combination. In no event, however, will Options to acquire more than 100,000 shares be granted to any individual employee during any one calendar year.

          6. Term of Options. All Options, other than Options automatically granted to Non-employee Directors, terminate on the earliest of: (a) the expiration of the term specified in the option grant document (which can not be more than ten years from the date of grant), (b) one year after the optionee's employment terminates due to death, (c) a finding by the Committee that the optionee has breached his employment or service contract with the Company or an affiliate, or has been engaged in disloyalty to the Company or its affiliates,
(d) the date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company, or (e) the occurrence of any other event the Committee specifies in the Option.

          Notwithstanding the foregoing, the Committee has the discretion to extend the period during which an Option may be exercised to a date no later than the Option term specified in the option document (with the consent of the optionee if such a change would convert an ISO into a non-qualified stock option). In addition, any specific terms contained in an executive severance agreement or any other agreement between the Company and an optionee which provides for a longer option exercise period than described above will, if approved by the Committee, be given effect under the Plan.

         7. Option Exercise Price. The option exercise price for non-qualified options, other than Options automatically granted to Non-employee Directors, may be less than, equal to, or greater than the fair market value of shares subject to the Option. In the case of ISOs, the option exercise price will be at least 100% of the fair market value of the shares subject to the Option on the date that the Option is granted. On February 20, 2001, the last reported sale price of Common Stock on the American Stock Exchange was $7.00.

         8. Special ISO Rules for Certain Stockholders. If an ISO is granted to an optionee who then owns, directly or by attribution under the Code, shares possessing more than 10% of the total combined voting power of all classes of shares of the Company, the term of the Option will not exceed five years and the option price will be at least 110% of the fair market value of the shares on the date that the Option is granted.

         9. Payment. An option holder may pay for shares by such mode of payment as the Committee may approve, including payment in whole or in part in shares of Common Stock, based on the fair market value of such Common Stock at the time of payment.

         10. Option Documents; Restriction on Transferability. All Options will be evidenced by a document containing provisions consistent with the Plan and such other provisions as the Committee deems appropriate. No Option granted under the Plan may be transferred, except by will, the laws of descent and distribution or, in the case of a non-qualified stock option, pursuant to a "qualified domestic relations order," within the meaning of the Code or in Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         11. Provisions Relating to a "Change of Control" of the Company. Notwithstanding any other provision of the Plan, in the event of a "Change of Control" of the Company, all outstanding options held by optionees who are either employees or members of the Board of Directors at the time there is a Change of Control will become automatically fully vested. In addition, the Committee may take whatever action it deems necessary or desirable with respect to outstanding options (other than options granted automatically to Non-employee Directors), including accelerating the expiration of outstanding options (subject to a 30 day notice requirement).

         A "Change of Control" occurs under the Plan if (a) there is an approval of a plan to dissolve or liquidate the Company, (b) there is an approval of an agreement to sell or dispose of substantially all the Company's assets, (c) there is an approval of a plan to merge or consolidate the Company with or into another corporation (unless the merger results in the Company's stockholders holding a majority of the stock of the surviving corporation), (d) an entity, person or group (other than the Company or any of its subsidiaries or any employee benefit plan or related trust of the Company or its subsidiaries, or John F. Short) gains ownership or control over more than 40% of the Company's stock voting power, or (e) members of the Board of Directors are elected such that a majority of the Board of Directors have been members for less than 2 years (unless the nomination for election of each such new member was approved by a vote of at least two-thirds of the members of the Board of Directors then still in office who were members of the Board of Directors at the beginning of that two year period).

           The definition of the term "Change of Control" is being amended to eliminate Michael R. Cooper, the Company's former Chief Executive Officer, from the entities and individuals identified in the parenthetical to clause (d) in the preceding paragraph.

           12. Provisions Relating to Automatic Grants to Directors. Under the Plan, each Non-employee Director is automatically granted as of January 2 of each year, non-qualified stock options to acquire the "formula number" of shares of Common Stock. This grant is made with respect to Non-employee Directors who are then serving as members of the Board of Directors. The "formula number" which determines the number of shares that are subject to each Non-employee Directors automatic option grant is equal to 5,000. In addition, each director will be granted options to purchase an additional 5,000 shares of Common Stock for chairing a committee. The exercise price for the Options automatically granted to Non-employee Directors is the fair market value of the underlying shares as of the date of grant. These Options become fully exercisable on the first anniversary of the date of grant, provided the Non-employee Director continues to serve on the Board of Directors as of that date. The Options granted automatically to Non-employee Directors have a seven year term, but will terminate one year from the date the Non-employee Director ceases to serve on the Board of Directors for any reason. Options automatically granted to a Non-employee Director that are not exercisable when he or she ceases to serve as a member of the Board of Director will terminate as of the termination of the Non-employee Director's service on the Board of Directors.

           13. Amendments to Option Documents and the Plan. Subject to the provisions of the Plan, the Committee may amend an option document (other than Options granted to Non-employee Directors), subject to the consent of the option holder if the amendment is not favorable and is not being made pursuant to provisions of the Plan relating to a "Change of Control" of the Company. The Board of Directors may amend the Plan from time to time in such a manner as it may deem advisable. Nevertheless, the Board of Directors may not, without obtaining stockholder approval within twelve months before or after such action, change the class of individuals eligible to receive an Option or increase the maximum number of shares as to which Options may be granted. In addition, provisions of the Plan relating to the Non-employee Directors that determine (i) which directors will be granted Options; (ii) the number of shares subject to such Options; (iii) the option exercise price of such Options; and (iv) the timing of grants of Options may not be amended more than once every six months, other than to comport with changes in the Code or ERISA.

           14. Tax Aspects of the Plan. The following discussion is intended to summarize briefly the general principles of federal income tax law applicable to options granted under the Plan as of the date hereof.

           Taxation of ISOs. A recipient of an ISO will not recognize regular taxable income upon either the grant or exercise of the ISO. The option holder will recognize long-term capital gain or loss on a disposition of the shares acquired upon exercise of an ISO, provided the option holder does not dispose of those shares within two years from the date the ISO was granted or within one year after the shares were transferred to such option holder. Currently for regular federal income tax purposes, long-term capital gain (i.e., gain from sales of capital assets held for more than one year) is taxed at a maximum rate of 20%, while ordinary income may be subject to a maximum rate of 39.6%. If the option holder satisfies both of the foregoing holding periods, then the Company will not be allowed a deduction by reason of the grant or exercise of an ISO.

          As a general rule, if the option holder disposes of the shares acquired through the exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized by the option holder on the disqualifying disposition will be taxed as ordinary income to the extent of the difference between (a) the lesser of the fair market value of the shares on the date of exercise or the amount received for the shares in the disqualifying disposition, and (b) the adjusted basis of the shares, and the Company will be entitled to a deduction in that amount. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending on the length of time the option holder held the shares prior to the disposition.

          The amount by which the fair market value of a share at the time of exercise exceeds the option exercise price will be included in the computation of such option holder's "alternative minimum taxable income" in the year the option holder exercises the ISO. Currently, the maximum alternative minimum tax rate is 28%. If an option holder pays alternative minimum tax with respect to the exercise of an ISO, then the amount of such tax paid will be allowed as a credit against regular tax liability in subsequent years. The option holder's basis in the shares for purposes of the alternative minimum tax will be adjusted when income from a disposition of the shares is included in alternative minimum taxable income.

          Taxation of Non-qualified Stock Options. A recipient of a non-qualified stock option will not recognize taxable income at the time of grant, and the Company will not be allowed a deduction by reason of the grant. Such an option holder will recognize ordinary income in the taxable year in which the option holder exercises the non-qualified stock option in an amount equal to the excess of the fair market value of the shares received upon exercise at the time of exercise of such Options over the option exercise price of the Option. The Company will generally be allowed a deduction in the same amount. Upon disposition of the shares subject to the Option, an option holder will recognize long-term or short-term capital gain or loss, depending upon the length of time the shares were held prior to disposition, equal to the difference between the amount realized on disposition and the option holder's basis in the shares (which ordinarily would be the fair market value of the shares on the date the Option was exercised).

          Withholding. Whenever the Company would otherwise transfer a share of Company Common Stock under the terms of the Plan, the Company has the right to require the recipient to make available sufficient funds to satisfy all applicable federal, state and local withholding tax requirements as a condition to the transfer, or to take whatever other action the Company deems necessary with respect to its tax liabilities.

          Deductibility of Executive Compensation Under the Million Dollar Cap Provisions of the Code. Section 162(m) of the Code sets limits on the deductibility of compensation in excess of $1,000,000 paid by publicly held companies to certain employees (the "million dollar cap"). The IRS has also issued Treasury Regulations, which provide rules for the application of the "million dollar cap" deduction limitations. Any income recognized as ordinary compensation income on the exercise of a non-qualified stock option should be treated as "performance-based" compensation that is exempt from the deduction limitations under the million dollar cap provided both the plan under which the Option is granted and the option grant itself comply with certain rules. The Plan complies with these applicable rules in form. It is the Company's intention to administer the Plan in accordance with all applicable requirements under the "million dollar cap" rules for performance based compensation plans, including having the Plan administered by a committee of two or more "independent" directors (as that term is used in the applicable IRS regulations). Under these circumstances, a grant of a non-qualified stock option with an exercise price at least equal to the fair market value of the shares subject to that Option on the date of grant should, on exercise, result in compensation income that is treated as "performance-based" compensation under the "million dollar cap" rules. It is expected, therefore, that any compensation expense recognized for tax purposes on the exercise of such an Option will be exempt from the "million dollar cap".

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
                     "FOR" THE PROPOSAL TO AMEND THE PLAN

                  PROPOSAL TO APPROVE THE ORC HOLDINGS, LTD.
                         EMPLOYEE SHARE OWNERSHIP PLAN

Description of ORC Holdings, Ltd. Employee Share Ownership Plan

          Following authorization by the Company, and subject to the approval by the Company's stockholders, ORC Holdings, Ltd. ("Holdings") has adopted the ORC Holdings, Ltd. Employee Share Ownership Plan, along with the associated Trust Deed (the "Share Ownership Plan") for the benefit of employees of Holdings or any subsidiary of Holdings which has executed certain documents indicating its adoption of the terms of the Share Ownership Plan (a "Participating Company"). The Share Ownership Plan is designed so as to enable those employees who are eligible to participate to acquire shares of the Company's common stock ("Shares") and to give such employees a continuing interest in the Company. Shares may be acquired under the Share Ownership Plan in one of two ways; by electing to purchase Shares in four quarterly offerings during each calendar year (using deductions from amounts that would otherwise be paid out as compensation) or as a bonus award consisting of Shares granted without any payment of consideration by the employee ("Non-Purchased Shares"). For purposes of this description of the Share Ownership Plan, references to the Company include references to Holdings, acting on the authorization of the Company. This summary of the ORC Holdings, Ltd. Employee Share Ownership Plan is qualified in all respects by the text of the Share Ownership Plan, a copy of which was filed with the SEC as Appendix D to this Proxy Statement on Schedule 14A on April 9, 2001.

          The Share Ownership Plan has been designed so as to comply with certain tax rules applicable to employees subject to taxation in the UK and providing an opportunity for certain favorable tax treatment of participating employees, and has been submitted to Inland Revenue (the UK taxing authority) to obtain confirmation that it meets those requirements. Modification to the Share Ownership Plan may be required in order to obtain approval by Inland Revenue, and may cause the plan to vary in some regards from the description herein. The Company may make any modifications to the Share Ownership Plan it deems necessary to obtain such Inland Revenue approval without seeking to obtain stockholder approval for such modifications.

          While the Share Ownership Plan itself does not specify a maximum limitation on Shares available for use, the Board of Directors has only approved up to a maximum of 200,000 Shares for use under the Share Ownership Plan.

The provisions of the Share Ownership Plan are generally described below.

Eligibility

          All employees of Holdings or a Participating Company (collectively, the "Employer") who are subject to tax in the UK by reason of being UK residents are eligible to participate in the Share Ownership Plan provided they have been employed at all times during the applicable "Qualifying Period" (a three month period) and provided that they do not own 25% or more of the Company's outstanding stock. Additionally, employees of Holdings or a Participating Company who are not ordinarily resident in the UK may, but need not, be permitted to participate in the Share Ownership Plan. Employees may not, however, be eligible to receive an award of Non-Purchased Shares in a year in which they have been or are to be awarded Shares under a profit sharing plan of the Company or an affiliate of the Company or if he or she has received (or is to receive at the same time) an award of Shares under another plan established by the Company or one of its affiliates that meets certain requirements under applicable tax laws (or if would have received such an award but for a failure to meet performance targets). Also, otherwise eligible employees may not purchase Shares under the Share Ownership Plan in a year if they have received (or are to receive) Shares under another plan established by the Company or one of its affiliates as specified in the plan document governing the Share Ownership Plan. It is anticipated that approximately 100 employees will be eligible to participate in the Share Ownership Plan.

Participation, Payroll Deductions and Purchases and Other Bonus Shares

         Employees who are eligible to participate in the Share Ownership Plan may elect to purchase Shares during the "offering periods" established under the Share Ownership Plan, which will generally consist of four offering periods annually, corresponding to the four calendar quarters. Eligible employees also may receive Shares as an annual bonus. If an employee declines all or some portion of the bonus Shares that are offered, the employee may receive a bonus in cash, although the payment of a cash bonus in such circumstances is not guaranteed and may or may not correspond to the value of the Shares which were offered as a bonus, at the discretion of the Employer.

         An eligible employee who wants to purchase Shares under the Share Ownership Plan elects to have a portion of his or her payroll withheld on a before tax basis to be used to make purchases, which then occur automatically on or about the last day of each offering period. The funds for such purchases are accumulated in a non-interest bearing account and used to purchase Shares for the participating employee. The cost of the Shares to the employee is equal to the fair market value of the Shares (in U.S. dollars, determined by reference to the closing price of the Shares on the relevant exchange) on either the first or the last business day of the offering period, whichever is less. The funds are accumulated for these purposes in pounds sterling and converted to U.S. dollars using the exchange rate in effect on the date of the purchase. The Employer also provides additional "matching" Shares (for no payment of consideration by the employee, these shares also being referred to as "Non-Purchased Shares") for Shares purchased (effectively creating a discount to the purchase price as otherwise determined), in such ratio as the Company shall determine from time to time, not to exceed 2:1. The Company has determined that the ratio initially shall be 3:17, effectively providing participating employees with a discount of 15% from the fair market value used to calculate their purchases. If an employee terminates employment during an offering period in which the employee has elected to have a portion of his or her salary withheld for purchases under the Share Ownership Plan, any amounts accumulated by the Employer for that employee will be paid out in cash and no purchase of Shares will be made for that employee for that offering period.

         Other terms and conditions may be made applicable to an offering period as determined by the Company from time to time, but any such terms and conditions would be applicable to eligible employees on a uniform basis.

Individual Limitations Applicable under the Share Ownership Plan

         In addition to the aggregate limitation on the number of Shares available under the Share Ownership Plan, the Company shall determine the maximum number of Shares that any employee is permitted to purchase under the Share Ownership Plan. The Company has determined that the maximum number of Shares that any employee is permitted to purchase during any one offering period initially shall be limited to that number of Shares that has a value equal to (pound)375 or such greater amounts as may be permitted under UK law. The Company may change this maximum amount from time to time without obtaining stockholder approval. The maximum number of Shares that may be offered annually to any one eligible employee under the bonus arrangements is limited to that number of Shares having a value of (Pounds)3,000 (determined using the value and exchange rate in effect as of the date the Shares would actually be acquired), or such greater sum as may be permitted under UK law.

         In addition, the Company may from time to time determine the minimum amount that an employee may elect to have deducted from his or her monthly salary under the Share Ownership Plan, provided, however, that the Company may not establish a minimum amount which is greater than (Pounds)10. Initially, the Company has determined that no employee will be permitted to elect to have less than (Pounds)10 per month deducted for use under the Share Ownership Plan. An employee may not elect to have more than (Pounds)125 deducted from his or her monthly salary, or more than 10% of his or her salary withheld (whichever is lower), under the Share Ownership Plan during such offering period (or such greater amounts as may be permitted under UK law).

Holding of Shares Acquired Under the Share Ownership Plan

         The Shares acquired under the Share Ownership Plan are held in a trust account (the "Trust") for the benefit of the participating employees. The Non-Purchased Shares cannot normally be withdrawn for a period of three years while the Shares purchased by a participating employee can be withdrawn during that period, but such a withdrawal generally creates unfavorable tax results to the withdrawing employee. On withdrawal, the employee can either receive certificates for the Shares or have them transferred to a brokerage account. Shares can be withdrawn, however, at any time once the participating employee has terminated employment with the Employer. Withdrawal of Shares from the Trust account may have tax consequences as discussed below.

         Non-Purchased Shares may be withdrawn during the three year holding period if an offer is made for the Shares and the employee directs that the offer be accepted. If the consideration to be received under the offer includes cash or certain categories of loan stock, the employee may only direct that the offer be accepted if it is made to shareholders generally and on terms that could lead to the offeror gaining control of the Company. If, as a result of the employee receiving cash through acceptance of the offer, the tax consequences will depend upon the time when the cash is received and the Shares are thereby withdrawn from the Plan. The tax consequences are as detailed below.

         Upon acceptance of an offer for Shares, or as a result of certain corporate reorganizations, an employee may exchange his or her Shares for shares or securities in the Company or another company. In such circumstances the exchange is not normally treated as a disposal of shares for UK tax purposes, and the new shares or securities will normally stand in the shoes of the original Shares for purposes of the Plan.

         Upon a rights issue of shares (i.e. the issue to all shareholders of an assignable right to subscribe for new shares, normally at a discount to prevailing list price), an employee participant in the Plan may direct that the rights be taken up on his or her behalf. If an employee so directs, the trustees to the Plan may arrange for a proportion of the employee's rights to be sold in order that sufficient funds are available to take up the remaining rights. Shares acquired under a rights issue are treated for Plan purposes as having been acquired at the same time and in the same manner as the Shares to which the rights attached.

Tax Consequences of Participating in the Share Ownership Plan

         In general, if a participating employee remains employed by the Employer and leaves his or her Shares in the Trust for five or more years, the Shares may then be withdrawn without any tax becoming payable and may be sold immediately (i.e., while the value of the Shares remains unchanged) without incurring a tax liability. If sold later (i.e., at a time when the value of the Shares has changed), there may be a tax liability with respect to any gain realized between the time the Shares are withdrawn from the Trust and the time they are sold. The tax rate applicable to any such gain may be affected by the length of time the Shares are held before being sold.

         The tax consequences of participation in the Share Ownership Plan will depend on the time at which Shares are withdrawn from the Trust. If Shares are withdrawn from the Trust less than three years from the date they were acquired (as would occur if an employee voluntarily terminates employment before the end of the three year period or if an employee accepts a cash offer for his or her Shares during that period), the employee's tax liability is based on the value of the Shares as of the date they are withdrawn from the Trust. A withdrawal of Shares after three years, but before five years following the date the Shares were acquired will result in a tax based on the lesser of the value of the Shares as of the date they were acquired or the value of the Shares as of the date of withdrawal. If the withdrawal occurs more than five years after the Shares were acquired, there is no tax liability as a result of the withdrawal. If a participating employee terminates employment before his or her Shares have been held in the Trust for five years, the Shares held for that employee are "deemed" to have been withdrawn, resulting in a tax liability to that employee (even if the Shares are not actually withdrawn from the Trust). This deemed withdrawal does not, however, apply to employees whose termination of employment occurs on account of death, injury, disability, termination by the Employer for economic reasons, or retirement at or after normal retirement age. Such employees may, after termination of their employment, withdraw their Shares from the Trust without tax consequences.

Amendment and Termination of the Share Ownership Plan

         The Company may, with the consent of the trustees to the Plan, amend or terminate the Share Ownership Plan at its discretion, without obtaining stockholder approval, including a termination of the Share Ownership Plan in the event the Share Ownership Plan ceases for any reason to qualify for the anticipated UK tax treatment for participants in the Share Ownership Plan. Unless sooner terminated by the Company, the Share Ownership Plan terminates upon the exhaustion of the Shares available for use under the Share Ownership Plan.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
              STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE
                             SHARE OWNERSHIP PLAN

                             ELECTION OF DIRECTORS

         At the Meeting, the stockholders will elect two directors to hold office until the Annual Meeting of Stockholders to be held in 2004 and until their respective successors have been duly elected and qualified. Proxies executed on the enclosed form will be voted, in the absence of other instructions, "FOR" the election of the persons named below. Should the nominees become unavailable to accept nomination or election as a director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other person as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors. The nominees are currently serving as directors of the Company.

         The following sets forth certain information about each nominee:

         Mr. Lenard B. Tessler, 48, joined the Board of Directors in July 1997. Mr. Tessler is a founding partner of TGV Partners, a private investment partnership formed in April 1990. Mr. Tessler served as Chairman of the Board of Empire Kosher Poultry from 1994 to 1997, after serving as its President and Chief Executive Officer from 1992 to 1994. Before founding TGV Partners, Mr. Tessler was a founding partner of Levine, Tessler, Leichtman & Co., a leveraged buyout firm formed in 1987. From 1982 to 1987, Mr. Tessler was a founder, director and executive vice president of Walker Energy Partners, a publicly traded master limited partnership in the oil and gas industry, and subsequently he served as an independent financial consultant to financially troubled companies in that industry. Prior thereto, Mr. Tessler practiced accounting in New York specializing in tax. Mr. Tessler received a M.B.A. from Fairleigh Dickinson University. Mr. Tessler currently serves as a member of the board of directors of G&G Retail Holdings, Inc. and Garfield & Marks Designs, Ltd., Inc.

         Mr. Dale J. Florio, 46, was appointed to the Board in July 1999. Mr. Florio is an attorney and co-founder of the Princeton Public Affairs Group, a firm specializing in public relations, public affairs, and government relations. Immediately prior to co-founding the Princeton Public Affairs Group in 1987, Mr. Florio was responsible for managing Philip Morris' state and local government affairs program throughout all 50 states. Before joining Philip Morris, Mr. Florio served as federal public affairs representative with the National Association of Manufacturers and as an administrative assistant to a member of the New Jersey General Assembly. Mr. Florio received a law degree from Seton Hall Law School.

Directors whose present terms continue until 2002:

         Mr. John F. Short, 56, was appointed Chief Executive Officer and Chairman of the Board of Directors in 1999. Mr. Short joined the Company and was appointed as its Chief Financial Officer in 1989. He joined the Board of Directors in 1991. Mr. Short was later appointed Vice Chairman in 1992 and President in 1998. Prior to joining the Company, Mr. Short served as the Chief Financial Officer of Hay Systems, Inc., a wholly owned subsidiary of the Hay Group.

         Professor Stephen A. Greyser, 66, has been a member of the Board of Directors since 1993. Professor Greyser is the Richard P. Chapman Professor (Marketing/Communications) at Harvard Business School, where he has been on the faculty for over 30 years. Professor Greyser was associated with the Harvard Business Review for 35 years as an editor, research director, and Editorial Board Secretary and Chairman. Since 1972, Professor Greyser has been a Trustee of the Marketing Science Institute, a non-profit business-supported research center in marketing, and from 1972 through 1980 he served as its Executive Director. From 1985 through 1993, Professor Greyser served on the Board of Directors of the Public Broadcasting Service, where he was Vice Chairman from 1991 through 1993. Professor Greyser serves on the Board of Directors of the investment services firm Gruntal & Co. Professor Greyser received A.B., M.B.A., and D.B.A. degrees from Harvard University.

Directors whose present terms continue until 2003:

         Mr. Frank J. Quirk, 60, was elected to the Board in June 2000. Mr. Quirk joined the Company in 1999 with the acquisition of Macro International Inc. ("Macro"), where he served, and continues to serve, as the Chief Executive Officer since 1980. Under his direction Macro has grown from $3 million in annual revenues to over $80 million today. Mr. Quirk received his A.B. and M.B.A. from Cornell University.

         Mr. James A. Bulvanoski, 55, was appointed to the Board in December 2000. Prior to taking on his current position in 2000 as Chief Executive Officer of SPT Electric Supply Company, a wholly owned subsidiary of Westburne Industries, Mr. Bulvanoski was the President and majority owner of SPT Electric Supply Company from 1984. Mr. Bulvanoski was responsible for initiating and implementing aggressive acquisition and internal growth initiatives. At the time of its sale, SPT Electric Supply Company was ranked in the top 250 electrical distributors in the United States. Before joining SPT, Mr. Bulvanoski served as Vice President and Controller for American Cellular Network Corporation from 1981 to 1984. Mr. Bulvanoski is a CPA and received a M.B.A. from Rutgers University.

Directors elected by the Series B Preferred Stockholders:

         Mr. Seth J. Lehr, 44, was elected to the Board by the Series B Preferred Stockholders in October 2000 pursuant to the terms of the Opinion Research Corporation Designation of Series B Preferred Stock. Mr. Lehr is a founding partner of LLR Equity Partners, L.P., a $260 million private equity fund founded in 1999. Prior to forming LLR, Mr. Lehr was a Managing Director and group head of the investment banking division of Legg Mason Wood Walker from 1992 to 1999. Mr. Lehr currently serves on the Board of Directors of various companies, including ICT Group, Inc., Welocalize, Inc., Weathervane Retail Stores, Inc., Grothall Services Group, Inc., Taratec Development Company, and the Gordman's, Inc. Mr. Lehr is involved in a number of charitable activities and has served on various community boards. Mr. Lehr received his B.S. and M.B.A. from the Wharton School of the University of Pennsylvania.

         Mr. John J. Gavin, 45, was elected to the Board by the Series B Preferred Stockholders in October 2000 pursuant to the terms of the Opinion Research Corporation Designation of Series B Preferred Stock. Mr. Gavin is President and Chief Operating Officer of Right Management Consultants, Inc. Right Management Consultants, Inc. is the world's largest career management and outplacement firm with revenues in excess of $200 million. Mr. Gavin joined Right Management Consultants, Inc. in 1996 as Executive Vice President. Prior to joining Right Management Consultants, Inc., Mr. Gavin was a Partner with Andersen Worldwide. Mr. Gavin joined Andersen Worldwide in 1978 and was made Partner in 1990. Mr. Gavin serves on the Board of Trustees of Eagles Fly for Leukemia and is on the Advisory Board of Temple University's School of Business. Mr. Gavin is a CPA and a graduate of Temple University.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
             STOCKHOLDERS VOTE "FOR" APPROVAL OF THE ABOVE PROPOSAL

          PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

         Subject to approval by the stockholders, the Board of Directors has appointed the firm of Ernst & Young LLP, which served as the Company's independent auditors for the last fiscal year, to serve as the Company's independent auditors with respect to the consolidated financial statements of the Company and its subsidiaries for the current fiscal year.

Audit Fees

         Ernst & Young LLP billed the Company $182,000 for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and reviews of the financial statements included in the Company's Forms 10-Q for the fiscal year.

Financial Information Systems Design and Implementation Fee

         Ernst & Young LLP did not bill the Company any fees for financial information systems design and implementation services rendered for the fiscal year ended December 31, 2000.

All Other Fees

         Ernst & Young LLP billed the Company a total of $262,000 for services other than audit services and financial information systems design and implementation services rendered for the fiscal year ended December 31, 2000.

         The Audit Committee has considered whether the provision of other services by Ernst & Young LLP is compatible with maintaining its independence.

         A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. The representative is also expected to be available to respond to appropriate questions of stockholders.

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE
                APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S
                              INDEPENDENT AUDITORS

                             STOCKHOLDER PROPOSALS

         Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 2002 must be received by December 30, 2001 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that Meeting. Stockholder proposals should be directed to Douglas L. Cox, Secretary, at the address of the Company set forth on the first page of this Proxy Statement.

         A stockholder of the Company may wish to have a proposal presented at the Annual Meeting of Stockholders in 2002, but not to have such proposal included in the Company's Proxy Statement and Form of Proxy relating to that meeting. If notice of any such proposal is not received by the Company at the address set forth on the first page of this Proxy Statement by March 14, 2002 then such proposal shall be deemed "untimely" for purposes of Rule 14a-4(c) promulgated under the Exchange Act and, therefore, the Company will have the right to exercise discretionary voting authority with respect to such proposal.

                            SOLICITATION OF PROXIES

         The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The expenses of solicitation of proxies for the meeting will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telegraph by directors, officers or regular employees of the Company or its subsidiaries.

                          ANNUAL REPORT ON FORM 10-K

         The Company will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules thereto, as filed with the SEC for its most recent fiscal year. Such written requests should be directed to Douglas L. Cox, Secretary, at the address of the Company set forth on the first page of this Proxy Statement.

                                                                     APPENDIX  A

                         OPINION RESEARCH CORPORATION

                         EMPLOYEE STOCK PURCHASE PLAN


     1.   Purpose.
          -------

          The purpose of the Plan is to assist Opinion Research Corporation, a Delaware corporation (the "Company"), and its Affiliates in retaining the employment of employees by offering them a greater stake in the Company's success and a closer identity with it, and to aid in obtaining the services of individuals whose employment would be helpful to the Company and would contribute to its success. This is to be accomplished by providing employees a continuing opportunity to purchase shares of the Company's common stock, par value $.01 ("Shares") through periodic offerings.

          The Plan is intended to comply with the provisions of section 423 of the Code (as hereinafter defined), and the Plan shall be administered, interpreted and construed accordingly.

     2.   Definitions.  For purposes of the Plan:
          -----------

          (a) "Account" means the non-interest bearing account which the Company
               -------
(or the Affiliate which employs the Participant) shall establish for Participants, to which Participants' payroll deductions pursuant to the Plan shall be credited.

          (b) "Affiliate" means a corporation which is a parent corporation or a
               ---------
subsidiary corporation with respect to the Company within the meaning of Section 424(e) or (f) of the Code.

          (c) "Agent" means the person or persons appointed by the Board in
               -----
accordance with Section 3(d).

          (d) "Applicable Offering Period" means, with respect to any Purchase
               --------------------------
Date, the Offering Period ending on such Purchase Date.

          (e) "Board" means the Board of Directors of the Company.
               -----

          (f) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (g) "Committee" means the committee described in Section 3(a) or the
               ---------
Board acting in its capacity as administrator of the Plan in the absence of a separate committee established by the Board to act in such capacity.

          (h) "Company" means Opinion Research Corporation, a Delaware
               -------
corporation.

          (i) "Compensation" means the total amount of compensation for services
               ------------
paid to a Participant for an Offering Period by the Company and the Affiliates that would be reportable on Internal Revenue Service Form W-2 (including amounts payable as bonuses), plus amounts that are not includible in income for federal income tax purposes that a Participant elects to have withheld from his or her salary pursuant to an arrangement described in section 125 or section 401(k) of the Code or such other nondiscriminatory definition of "Compensation" as may be adopted by the Committee from time to time.

          (j) "Eligible Employee" means an employee of the Company or Affiliate
               -----------------
who is eligible to participate in the Plan in accordance with the requirements of Section 4 hereof.

          (k) "Employer" means the Company or Affiliate for whom an Eligible
               --------
Employee is performing services at the time the Eligible Employee becomes a Participant.

          (l) "Fair Market Value" means, as of any relevant date, in the case of
               -----------------
a purchase on a Purchase Date of Shares by the Company in an arms'-length transaction, the actual purchase price of such Shares, and, in all other cases, the closing price on the relevant date as reported in the Wall Street Journal or, if not so reported, then the mean between the highest and lowest sales prices of Shares on the principal national securities exchange on which the Shares are listed on such date, or, if the Shares are not listed on any national securities exchange, the mean between the highest and lowest sales prices of Shares as reported on the Nasdaq National Market on such date, or if the Shares are included in Nasdaq, but are not included in the Nasdaq National Market, the mean between the closing bid and asked prices for Shares on such date as reported by Nasdaq, or if the Shares are not so reported, the fair market value of Shares as determined by the Committee in good faith.

          (m) "Investment Account" means the account established for a
               ------------------
Participant pursuant to Section 9(a) to hold Shares acquired for a Participant pursuant to the Plan.

          (n) "Nasdaq" means the National Association of Security Dealers, Inc.
               ------
Automated Quotations System.

          (o) "Offering Period" means each consecutive three (3) month period
               ---------------
beginning on January 1, April 1, July 1, and October 1 of each year, provided, however, that the Committee may, in its discretion, change the duration of any and all Offering Periods, suspend an Offering Period which would otherwise be established under the terms of the Plan, or re-instate an Offering Period which it has previously suspended. The first Offering Period shall be the period commencing October 1, 2000 and ending December 31, 2000.

          (p) "Participant" means an Eligible Employee who makes an election to
               -----------
participate in the Plan in accordance with Section 5 hereof.

          (q) "Plan" means the Opinion Research Corporation Employee Stock
               ----
Purchase Plan as set forth in this document, and as may be amended from time to time.

          (r) "Plan Year" means the calendar year.  The first Plan Year,
               ---------
however, shall be the period commencing October 1, 2000 and ending December 31, 2000.

          (s) "Purchase Date" means the last business day of each Offering
               -------------
Period; provided, however, that, to the extent necessary for the orderly administration of the Plan, the "Purchase Date" shall mean the first date on or following the last business day of an Offering Period on which it is administratively practical for purchases to be made with respect to such Offering Period.

          (t) "Purchase Price" means the lesser of 85% of the Fair Market Value
               --------------
of a Share on (i) the first business day of the Applicable Offering Period or
(ii) the Purchase Date.

          (u) "Share" or "Shares" means a share or shares of the Company's
               -----      ------
Common Stock, $0.01 par value.

          (v) "Subscription Agreement" means the agreement between the
               ----------------------
Participant and the Employer pursuant to which the Participant authorizes payroll deductions to the Account.

     3.   Administration.
          --------------

          (a) The Plan shall be administered by the Board of Directors or by a committee of the Board consisting of one or more members designated by the Board. No member of the Board of Directors who is eligible to participate in the Plan may vote on any matter specifically affecting his or her own participation in the Plan. If a Committee is established, to the extent possible, such committee shall consist of those members of the Board of Directors who are not eligible to participate in the Plan; provided, however, that if any person who is eligible to participate in the Plan is designated to serve on the Committee, such Committee member shall not vote on any matter specifically affecting his or her own participation in the Plan. All Committee members shall serve, and may be removed, at the pleasure of the Board of Directors.

          (b) For purposes of administration of the Plan, a majority of the members of the Committee eligible to serve as such shall constitute a quorum, and any action taken by a majority of such members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee.

          (c) Subject to the express provisions of the Plan, the Committee shall have full discretionary authority to interpret the Plan, to issue rules for administering the Plan, to change, alter, amend or rescind such rules, and to make all other determinations necessary or appropriate for the administration of the Plan. All determinations, interpretations and constructions made by the Committee with respect to the Plan shall be final and conclusive. No member of the Board of Directors or the Committee shall be liable for any action, determination or omission taken or made in good faith with respect to the Plan or any right granted hereunder.

          (d) The Committee may engage an Agent to purchase Shares on each Purchase Date and to perform custodial and record keeping functions for the Plan, such as holding record title to Shares acquired by Participants under the Plan, maintaining an individual Investment Account for each such Participant and providing periodic account status reports to such Participants.

          (e) The Committee shall have full discretionary authority to delegate ministerial functions to management of the Company.

     4.   Eligibility. All employees of the Company, and of such of its
          -----------
Affiliates as may be designated for such purpose from time to time by the Committee, shall be eligible to participate in the Plan as of the first day of an Offering Period, other than any employee whose customary employment is less than 20 hours per week, who has been employed for less than six (6) months, or who owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or an Affiliate. In determining stock ownership for purposes of the preceding sentence, the rules of section 424(d) of the Code shall apply and stock which the employee may purchase under outstanding options, including rights to purchase stock under the Plan, shall be treated as stock owned by the employee.

          For purposes of this Section 4, the term "employment" shall be interpreted in accordance with the provisions of section 1.421-7(h) of the Treasury Regulations (or any successor regulations).

     5.   Election to Participate.
          -----------------------

          (a) Subscription Agreements.
              -----------------------

              (i)  Initial Subscription Agreements.  Each Eligible Employee may
                   -------------------------------
become a Participant by filing a Subscription Agreement authorizing specified regular payroll deductions. A Subscription Agreement authorizing such payroll deductions must specify the date on which deduction is to commence, which may not be retroactive. Subject to the limits of Section 5(b), payroll deductions may be in any amount not less than one percent (1%) and not in excess of twenty percent (20%) of an Eligible Employee's Compensation, subject to such lower limit as may be established pursuant to Section 5(b) below. All payroll deductions shall be recorded in the Accounts. All funds recorded in Accounts may be used by the Company and Affiliates for any corporate purpose, subject to the Participant's right to withdraw at any time an amount equal to the balance accumulated in his or her Account as described in Section 8 below. Funds credited to Accounts shall not be required to be segregated from the general funds of the Company or any Affiliate.

               (ii) Subsequent Subscription Agreements. Any Participant may file
                    ----------------------------------
a Subscription Agreement subsequent to his or her filing an initial Subscription Agreement changing the terms of his or her participation in accordance with
Section 6 of the Plan.

          (b)  Contribution Limit.  The sum of all regular payroll deductions
               ------------------
authorized under Section 5(a) shall not exceed such percentage of the Participant's Compensation as may be specified from time to time by the Committee.

     6.   Subsequent Subscription Agreements and Deduction Changes.
          --------------------------------------------------------

          (a)  Decrease in Contribution Rate.  A Participant may at any time
               -----------------------------
decrease his or her payroll deduction rate by filing a new Subscription Agreement with the Committee during an Offering Period which will supersede any prior Subscription Agreement effective as soon as practicable, but in no event more than thirty (30) days, after receipt of such new Subscription Agreement by the Committee. Other than as provided in the case of a termination of participation under Section 8 below, such change in the rate of regular payroll deductions may not be made more than once during each Offering Period.

          (b)  Increase or Decrease in Contribution Rate.  A Participant may
               -----------------------------------------
increase or decrease his or her payroll deduction rate by filing with the Committee a new Subscription Agreement at any time during the month immediately preceding each new Offering Period, provided such new Subscription Agreement is received no later than one week prior to the first day of such Offering Period. Such new Subscription Agreement shall become effective as of the first day of such Offering Period. If a Participant does not file a new Subscription Agreement, the terms of the Subscription Agreement in effect with respect to the immediately preceding Offering Period shall remain in effect for the new Offering Period. Notwithstanding anything contained herein to the contrary, a Participant may file a new Subscription Agreement at any time for the sole purpose of changing his or her designation of beneficiary.

     7.   Limit on Purchase of Shares.
          ---------------------------

          (a) No employee may be granted a right to purchase Shares under the Plan to the extent that, taking into account such grant, such employee would have rights to purchase equity securities under the Plan and under all other plans, if any, of the Company and Affiliates that are intended to meet the requirements of section 423 of the Code, that accrue at a rate which exceeds $25,000 of Fair Market Value (determined at the time the rights are granted) for each calendar year in which such rights to purchase Shares are outstanding at any time. For purposes of this Section 7:

               (i) The right to purchase Shares accrues when the right (or any portion thereof) first becomes exercisable during the calendar year;

               (ii) In addition to any other limitations as may be imposed on an employee's rights to acquire Shares under the Plan, no Participant shall accrue a right to purchase

Shares with respect to any Offering Period in excess of a number determined by dividing $6,250 (or such other amount as may be established by the Committee at its discretion) by the Fair Market Value of the Shares determined as of the first day of the Offering Period, provided, however, that the Committee may not establish a dollar amount for purposes of determining the maximum number of shares that may be purchased by a Participant during an Offering Period that results in the accrual by any Participant of the right to acquire Shares having a Fair Market Value in excess of $25,000 (determined on the first day the Applicable Offering Period) during any calendar year;

               (iii) No Participant shall be permitted to carry over any rights to acquire Shares accrued with respect to an Offering Period to any subsequent Offering Period; and

               (iv) The limitations set forth in this Section 7 shall be interpreted by the Committee in accordance with applicable rules and regulations issued under Section 423 of the Code so that the Plan shall, to the extent possible, remain qualified as a "stock purchase plan" as defined in that Code Section.

          (b) No employee may be granted a right to purchase Shares under the Plan if, immediately following such grant, such employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or an Affiliate. In determining stock ownership for purposes of the preceding sentence, the rules of section 424(d) of the Code shall apply and stock which the employee may purchase under outstanding options, including rights to purchase stock under the Plan, shall be treated as stock owned by the employee.

     8.   Termination of Participation and Withdrawal of Funds.  A Participant
          ----------------------------------------------------
may at any time and for any reason, withdraw from participation in the Plan for an Offering Period by filing a notice of withdrawal form with the Committee no later than seven (7) days prior to the last day of such Offering Period, in which case the entire balance accumulated in his or her Account shall be paid to such Participant as soon as practicable thereafter and no further payroll deductions shall be made pursuant to the Plan. Partial withdrawals shall not be permitted. A Participant may recommence participation in the Plan by submitting a new Subscription Agreement to the Committee, which will be effective as of the next Offering Period.

     9.   Method of Purchase and Investment Accounts.
          ------------------------------------------

          (a)  Exercise of Option for Shares.  Each Participant having funds
               -----------------------------
credited to an Account on a Purchase Date shall be deemed, without any further action, to have exercised on such Purchase Date, the option to purchase the number of whole Shares which the funds in such Account would purchase at the Purchase Price, subject to the limit:

               (i) on the aggregate number of Shares that may be made available for purchase to all Participants under the Plan for the term of the Plan, as set forth in Section 10; and

               (ii) on the number of Shares that may be made available for purchase to any individual Participant, as set forth in Sections 5(b) and 7.

Such option shall be deemed exercised if the Participant does not withdraw such funds before the Purchase Date. All Shares so purchased shall be credited to a separate Investment Account for each Participant, established by the Agent, or by the Committee if no Agent has been appointed. The Agent shall hold in its name or the name of its nominee all certificates for Shares purchased until such Shares are withdrawn by a Participant pursuant to Section 11. No purchases of fractional Shares shall be made pursuant to the Plan. Any funds left in a Participant's Account following a Purchase Date shall continue to be credited to such Participant's Account and shall be available for purchases of Shares with respect to the next Offering Period, to the extent such purchase would otherwise be permissible under the Plan, and subject to the Participant's withdrawal rights against his or her Account.

          (b)  Dividends on Shares Held in Investment Accounts.  All cash
               -----------------------------------------------
dividends paid with respect to the Shares credited to a Participant's Investment Account shall, unless otherwise directed by the Committee, be credited to his or her Account and used, in the same manner as other funds credited to Accounts, to purchase additional Shares under the Plan on the next Purchase Date, subject to Participants' withdrawal rights against Accounts and the other limits of the Plan.

          (c)  Adjustment of Shares on Application of Aggregate Limits.  If the
               -------------------------------------------------------
total number of Shares that would be purchased pursuant to Section 9(a) but for the limits described in Section 9(a)(i) exceeds the number of Shares available for purchase under the Plan, then the number of available Shares shall be allocated among the Investment Accounts of Participants in the ratio that the amount credited to a Participant's Account as of the Purchase Date bears to the total amount credited to all Participants' Accounts as of the Purchase Date. The cash balance not applied to the purchase of Shares shall be held in Participants' Accounts subject to the terms and conditions of the Plan.

     10.  Shares Subject to Plan.  The aggregate maximum number of Shares that
          ----------------------
may be issued pursuant to the Plan is one million (1,000,000), subject to adjustment as provided in Section 18 of the Plan. The Shares delivered pursuant to the Plan may, at the option of the Company, be Shares purchased specifically for purposes of the Plan, shares otherwise held in treasury or Shares originally issued by the Company for such purpose.

     11.  Withdrawal of Certificates.  A Participant shall have the right at any
          --------------------------
time to withdraw a certificate or certificates for all or a portion of the Shares credited to his or her Investment Account by giving written or other permitted form of notice to the Company or its agent; subject to such reasonable requirements as to timing and manner of such notice as may be imposed from time to time by the Committee or by such persons charged with responsibility for administration of the Plan.

     12.  Registration of Certificates. Each certificate withdrawn by a
          ----------------------------
Participating Employee may be registered only in the name of the Participant, or, if the Participant so indicated on the Participant's Account, in the Participant's name jointly with a member of the Participant's family, with right of survivorship. A Participant who is a resident of a jurisdiction which does not recognize such a joint tenancy may have certificates registered in the Participant's name as tenant in common or as community property with a member of the Participant's family without right of survivorship.

     13.  Voting.  The Committee or the Agent shall cause all Shares held in an
          ------
Investment Account to be voted in accordance with the Participant's instructions.

     14.  Rights on Retirement, Death or Other Termination of Employment.  In
          --------------------------------------------------------------
the event of a Participant's retirement, death or other termination of employment, or in the event that a Participant otherwise ceases to be an Eligible Employee, (a) no payroll deduction shall be taken from any pay due and owing to the Participant thereafter, and the balance in the Participant's Account shall be paid to the Participant or, in the event of the Participant's death, to the person or persons designated as the Participant's beneficiary on Participant's most recently filed Subscription Agreement, or if no beneficiary has been designated, to the person to whom the Participant's rights shall have passed under the laws of descent and distribution, and (b) a certificate for the Shares credited to the Participant's Investment Account will be forwarded to the Participant (or, in the event of the Participant's death, to the person or persons designated as the Participant's beneficiary on Participant's most recently filed Subscription Agreement, or if no beneficiary has been designated, to the person to whom the Participant's rights shall have passed under the laws of descent and distribution).

     15.  Rights Not Transferable.  Except as permitted by Section 14, rights
          -----------------------
under the Plan are not transferable by a Participant and are exercisable during the employee's lifetime only by the employee.

     16.  No Right to Continued Employment.  Neither the Plan nor any right
          --------------------------------
granted under the Plan shall confer upon any Participant any right to continuance of employment with the Company or any Affiliate, or interfere in any way with the right of the Company or Affiliate to terminate the employment of such Participant.

     17.  Application of Funds.  All funds received or held by the Company under
          --------------------
this Plan may be used for any corporate purpose.

     18.  Adjustments in Case of Changes Affecting Shares.  In the event of a
          -----------------------------------------------
subdivision of outstanding Shares, or the payment of a stock dividend, the Share limit set forth in Section 10 shall be adjusted proportionately, and such other adjustments shall be made as may be deemed equitable by the Committee. In the event of any other change affecting Shares (including any event described in section 424(a) of the Code), such adjustment, if any, shall be made as may be deemed equitable by the Committee to give proper effect to such event, subject to the limitations of section 424 of the Code.

     19.  Amendment of the Plan.  The Board of Directors of the Company may at
          ---------------------
any time, or from time to time, amend the Plan in such manner as it may deem advisable. Nevertheless, the Board of Directors of the Company may not (i) increase the maximum number of shares that may be issued pursuant to the Plan
(ii) materially increase the benefits accruing to Participants under the Plan, or (iii) modify the requirements as to eligibility for participation in the Plan without obtaining approval, within twelve months before or after such action, by vote of a majority of the votes cast at a duly called meeting of the Stockholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the matter.

     20.  Term of the Plan.  The Plan shall be effective as of October 1, 2000
          ----------------
and shall continue in effect until terminated as provided for in this Section
20. The Plan and all rights of employees under any offering hereunder shall terminate on the earliest of:

          (a)  any time at the discretion of the Board of Directors; or

          (b)  September 30, 2010.

Upon termination of this Plan, (i) all amounts in the Accounts of Participants shall be carried forward into the Participant's Account under a successor plan, if any, or promptly refunded, and (ii) all certificates for the Shares credited to a Participant's Investment Account shall be forwarded to him or her.

Notwithstanding anything herein to the contrary, the adoption of the Plan is subject to the approval of the Plan by the Company's shareholders in a manner consistent with the requirements of applicable state law within one year following its date of adoption. If the Plan is not so approved by the shareholders, the Plan shall be immediately terminated, all amounts which have been retained by the Company pursuant to the terms of a Subscription Agreement and credited to Accounts of Participants shall be returned, without interest, to each Participant. Any Shares that have already been purchased shall be distributed to the Participants for whom such Shares were purchased to the extent not previously distributed.

     21.  Governmental Regulations.
          ------------------------

          (a) Anything contained in this Plan to the contrary notwithstanding, the Company shall not be obligated to sell or deliver any Shares certificates under this Plan unless and until the Company is satisfied that such sale or delivery complies with (i) all applicable requirements of the governing body of the principal market in which such Shares are traded, (ii) all applicable provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder and (iii) all other laws or regulations by which the Company is bound or to which the Company is subject.

          (b) The Company (or an Affiliate) may make such provisions as it may deem appropriate for the withholding of any taxes or payment of any taxes which it determines it may be required to withhold or pay in connection with any Shares. The obligation of the Company to deliver certificates under this Plan is conditioned upon the satisfaction of the provisions set forth in the preceding sentence.

     22.  Section 16 Restrictions for Officers and Directors.  Notwithstanding
          --------------------------------------------------
any other provision of the Plan, each officer (for purposes of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), and director of the Company shall be subject to such restrictions, if any, as are required so that transactions under the Plan by such officer or director shall be exempt from Section 16(b) of the Exchange Act. Without limiting the generality of the foregoing, such restrictions may include restrictions on the ability of an officer or director making withdrawals from the Plan, ceasing participation in the Plan and holding the Shares received under the Plan for so long as such restrictions are required to qualify for a Section 16 exemption.

     23.  Repurchase of Shares.  The Company shall not be required to repurchase
          --------------------
from any Participant any Shares which such Participant acquires under the Plan.

                          AMENDMENT NUMBER ONE TO THE
                         OPINION RESEARCH CORPORATION
                         EMPLOYEE STOCK PURCHASE PLAN

                       (Effective as of March 30, 2001)

     WHEREAS, Opinion Research Corporation, a Delaware corporation (the "Company"), adopted the Opinion Research Corporation Employee Stock Purchase Plan (the "Plan"), effective October 1, 2000; and

     WHEREAS, the Company desires to amend the Plan to reduce the aggregate maximum number of shares available to be issued thereunder; and

     WHEREAS, Section 19 of the Plan authorizes the Board to amend the Plan from time to time in such manner as it may deem advisable, subject to shareholder approval in certain circumstances not applicable here.

     NOW, THEREFORE, pursuant to action taken by the Board authorizing amendment to the Plan, the Plan is, effective as of the date hereof, amended as follows:

     1.  Section 10 of the Plan is amended in its entirety to read:


         "10. Shares Subject to Plan. The aggregate maximum number of Shares that may be issued pursuant to the Plan is five hundred thousand (500,000), subject to adjustment as provided in Section 18 of the Plan. The Shares delivered pursuant to the Plan may, at the option of the Company, be Shares purchased specifically for purposes of the Plan, shares otherwise held in treasury or Shares originally issued by the Company for such purpose."

     2.  In all other respects, the Plan remains in full force and effect.

                                             OPINION RESEARCH CORPORATION



                                             By: /s/ Douglas L. Cox
                                                --------------------------------
                                                Douglas L. Cox
                                                Executive Vice President and
                                                Chief Financial Officer

                                                                      APPENDIX B

               OPINION RESEARCH CORPORATION STOCK PURCHASE PLAN
                          FOR NON-EMPLOYEE DIRECTORS
                   AND DESIGNATED EMPLOYEES AND CONSULTANTS

                          (Effective October 1, 2000)

     1.   PURPOSE.

          The purpose of the Plan is to assist Opinion Research Corporation, a Delaware corporation (the "Company"), and its affiliates in retaining in its service those members of its Board who are not employees of the Company and certain employees of and consultants and advisors to the Company who are designated as eligible to participate in the Plan by providing them with a continuing opportunity to purchase shares of the Company's common stock, par value $.01 ("Shares") through periodic offerings.

          The Plan is not intended to comply with the provisions of section 423 of the Internal Revenue Code of 1986, as amended.

     2.   DEFINITIONS.  For purposes of the Plan:

          (a) "Account" means the non-interest bearing account which the Company (or the affiliate which employs the Participant) shall establish for Participants, to which Participants' payroll deductions or other contributions pursuant to the Plan shall be credited.

          (b) "Agent" means the person or persons appointed by the Board in accordance with Section 3(d).

          (c) "Applicable Offering Period" means, with respect to any Purchase Date, the Offering Period ending on such Purchase Date.

          (d) "Board" means the Board of Directors of the Company.

          (e) "Committee" means the committee described in Section 3(a) or the Board acting in its capacity as administrator of the Plan in the absence of a separate committee established by the Board to act in such capacity.

          (f) "Company" means Opinion Research Corporation, a Delaware corporation.

          (g) "Compensation" means the total amount of compensation for services paid to a Participant during an Offering Period by the Company, as determined by the Committee.


          (h) "Eligible Person" means each person who is eligible to participate in the Plan in accordance with the requirements of Section 4 hereof.

          (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (j) "Fair Market Value" means, as of any relevant date, in the case of a purchase on a Purchase Date of Shares by the Company in an arms'-length transaction, the actual purchase price of such Shares, and, in all other cases, the closing price on the relevant date as reported in the Wall Street Journal or, if not so reported, then the mean between the highest and lowest sales prices of Shares on the principal national securities exchange on which the Shares are listed on such date, or, if the Shares are not listed on any national securities exchange, the mean between the highest and lowest sales prices of Shares as reported on the Nasdaq National Market on such date, or if the Shares are included in Nasdaq, but are not included in the Nasdaq National Market, the mean between the closing bid and asked prices for Shares on such date as reported by Nasdaq, or if the Shares are not so reported, the fair market value of Shares as determined by the Committee in good faith.

          (k) "Investment Account" means the account established for a Participant pursuant to Section 8(a) to hold Shares acquired for a Participant pursuant to the Plan.

          (l) "Nasdaq" means the National Association of Security Dealers, Inc. Automated Quotations System.

          (m) "Offering Period" means each consecutive three (3) month period beginning on January 1, April 1, July 1, and October 1 of each year, provided, however, that the Committee may, in its discretion, change the duration of any and all Offering Periods, suspend an Offering Period which would otherwise be established under the terms of the Plan, or re-instate an Offering Period which it has previously suspended. The first Offering Period shall be the period commencing October 1, 2000 and ending December 31, 2000.

          (n) "Participant" means an Eligible Person who makes an election to participate in the Plan in accordance with Section 5 hereof.

          (o) "Plan" means the Opinion Research Corporation Stock Purchase Plan For Non-employee Directors and Designated Employees and Consultants as set forth in this document, and as may be amended from time to time.

          (p) "Plan Year" means the calendar year. The first Plan Year, however, shall be the period commencing October 1, 2000 and ending December 31, 2000.


          (q) "Purchase Date" means the last business day of each Offering Period; provided, however, that, to the extent necessary for the orderly administration of the Plan, the "Purchase Date" shall mean the first date on or following the last business day of an Offering Period on which it is administratively practical for purchases to be made with respect to such Offering Period.

          (r) "Purchase Price" means the lesser of 85% of the Fair Market Value of a Share on (i) the first business day of the Applicable Offering Period or
(ii) the Purchase Date.

          (s) "Share" or "Shares" means a share or shares of the Company's Common Stock, $0.01 par value.

          (t) "Subscription Agreement" means the agreement between the Participant and the Company pursuant to which the Participant authorizes payroll deductions or other contributions to the Account.

     3.   ADMINISTRATION.

          (a) The Plan shall be administered by the Board or by a committee of the Board consisting of one or more members designated by the Board. No member of the Board or of a committee established by the Board who is eligible to participate in the Plan may vote on any matter affecting his or her participation in the Plan. If, at any time, there are fewer than three members of the Committee eligible to serve in such capacity for purposes of administration of the Plan, the Board shall appoint one or more members of the Board, who shall qualify hereunder, to serve as members of the Committee solely for purposes of administration. All Committee members shall serve, and may be removed, at the pleasure of the Board.

          (b) For purposes of administration of the Plan, a majority of the members of the Committee eligible to serve as such shall constitute a quorum, and any action taken by a majority of such members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee.

          (c) Subject to the express provisions of the Plan, the Committee shall have full discretionary authority to interpret the Plan, to issue rules for administering the Plan, to change, alter, amend or rescind such rules, and to make all other determinations necessary or appropriate for the administration of the Plan. All determinations, interpretations and constructions made by the Committee with respect to the Plan shall be final and conclusive. No member of the Board or the Committee shall be liable for any action, determination or omission taken or made in good faith with respect to the Plan or any right granted hereunder.

          (d) The Committee may engage an Agent to purchase Shares on each Purchase Date and to perform custodial and record keeping functions for the Plan, such as holding record title to Shares acquired by Participants under the Plan, maintaining an individual Investment Account for each such Participant and providing periodic account status reports to such Participants.

          (e) The Committee shall have full discretionary authority to delegate ministerial functions to management of the Company.

     4.   ELIGIBILITY.

          Each member of the Board who is not an employee of the Company (or any of the Company's affiliates) and those employees of and consultants and advisors to the Company or the Company's affiliates who have been designated by the Committee as eligible to participate in the Plan, shall be eligible to participate in the Plan as of the first day of an Offering Period. Notwithstanding the foregoing, no individual shall be permitted to participate in the Plan if the issuance of Shares to such individual would not be eligible for registration on Securities and Exchange Commission Form S-8 or a successor form providing for the registration of securities offered generally to employees of an issuer pursuant to an employee benefit plan.

     5.   ELECTION TO PARTICIPATE.

          (a) Initial Subscription Agreements. Each Eligible Person may become a Participant by filing a Subscription Agreement indicating such Eligible Person's intent to participate in the Plan and the extent of such Participation. The manner and extent to which an Eligible Person may participate in the Plan shall be established by the Committee, at its discretion, from time to time. In this regard, the Committee may establish, subject to the specific limitations set forth in the Plan, the maximum number of Shares that may be purchased by any Participant with respect to an Offering Period and the manner by which payment for such Shares is to be made. All amounts paid by a Participant, whether by means of payroll deductions or otherwise shall be recorded in the Accounts. All funds recorded in Accounts may be used by the Company and their affiliates for any corporate purpose, subject to the Participant's right to withdraw at any time an amount equal to the balance accumulated in his or her Account as described in Section 7 below. Funds credited to Accounts shall not be required to be segregated from the general funds of the Company or any Affiliate.

          (b) Subsequent Subscription Agreements. A Participant may increase or decrease the extent of his or her participation in the Plan in the manner and at the times permitted by the Committee by filing appropriate forms provided for this purpose by the Plan

Administrator. If a Participant does not file a new Subscription Agreement, the terms of the Subscription Agreement in effect with respect to the immediately preceding Offering Period shall remain in effect for the new Offering Period. A Participant may also file a new Subscription Agreement or other appropriate form as may be provided by the Plan Administrator at any time for the sole purpose of changing his or her designation of beneficiary.

     6.   LIMIT ON PURCHASE OF SHARES.

          (a) No person may be granted a right to purchase Shares under the Plan for any Offering Period in excess of such limitation as may be established with respect to such Offering Period by the Committee. This limitation on purchases is established at the discretion of the Committee and may be modified by the Committee at its discretion from time to time.

          (b) Issuance of Shares under the Plan shall be permitted only to the extent such issuance does not cause the Company to be in violation of any applicable federal, state or local laws and only to the extent that such issuance is not in violation of any rules applicable to the Company by reason of the Company's stock being listed on a stock exchange.

     7.   TERMINATION OF PARTICIPATION AND WITHDRAWAL OF FUNDS.

          A Participant may at any time and for any reason, withdraw from participation in the Plan for an Offering Period by filing a notice of withdrawal form with the Committee no later than seven (7) days prior to the last day of such Offering Period, in which case the entire balance accumulated in his or her Account shall be paid to such Participant as soon as practicable thereafter and no further payroll deductions or other contributions shall be made pursuant to the Plan. Partial withdrawals shall not be permitted. A Participant may recommence participation in the Plan by submitting a new Subscription Agreement to the Committee, which will be effective as of the next Offering Period. If a Participant's contribution to the Plan is to be made by direct payment rather than by means of withholding from amounts otherwise payable to the Participant, the failure by the Participant to make timely payment of the amounts required to be paid in connection with such Participant's Subscription Agreement shall be deemed to be an election by the Participant to terminate his or her participation in the Plan for the relevant Offering Period.

     8.   METHOD OF PURCHASE AND INVESTMENT ACCOUNTS.

          (a) Exercise of Option for Shares. Each Participant having funds credited to an Account on a Purchase Date shall be deemed, without any further action, to have exercised on such Purchase Date, the option to purchase the number of whole Shares which the funds in such Account would purchase at the Purchase Price, subject to the limit:

          (i) on the aggregate number of Shares that may be made available for purchase to all Participants under the Plan for the term of the Plan, as set forth in Section 9; and

          (ii) on the number of Shares that may be made available for purchase to any individual Participant, as established pursuant to Section 6.

Such option shall be deemed exercised if the Participant does not withdraw such funds before the Purchase Date. All Shares so purchased shall be credited to a separate Investment Account for each Participant, established by the Agent, or by the Committee if no Agent has been appointed. The Agent shall hold in its name or the name of its nominee all certificates for Shares purchased until such Shares are withdrawn by a Participant pursuant to Section 10. No purchases of fractional Shares shall be made pursuant to the Plan. Any funds left in a Participant's Account following a Purchase Date shall continue to be credited to such Participant's Account and shall be available for purchases of Shares with respect to the next Offering Period, to the extent such purchase would otherwise be permissible under the Plan, and subject to the Participant's withdrawal rights against his or her Account.

          (b) Dividends on Shares Held in Investment Accounts. All cash dividends paid with respect to the Shares credited to a Participant's Investment Account shall, unless otherwise directed by the Committee, be credited to his or her Account and used, in the same manner as other funds credited to Accounts, to purchase additional Shares under the Plan on the next Purchase Date, subject to Participants' withdrawal rights against Accounts and the other limits of the Plan.

          (c) Adjustment of Shares on Application of Aggregate Limits. If the total number of Shares that would be purchased pursuant to Section 8(a) (not taking into account the limitation imposed under Section 8(a)(i)) exceeds the number of Shares available for purchase under the Plan, then the number of available Shares shall be allocated among the Investment Accounts of Participants in the same ratio as would have resulted if purchases under Section 8(a) could have been made without regard to the limitation imposed under Section 8(a)(i). The cash balance not applied to the purchase of Shares shall be held in Participants' Accounts until returned to the Participants or used under the Plan pursuant to any applicable terms and conditions contained therein.

     9.   SHARES SUBJECT TO PLAN.

          The aggregate maximum number of Shares that may be issued pursuant to the Plan is 200,000, subject to adjustment as provided in Section 17. The Shares delivered pursuant to the Plan may, at the option of the Company, be Shares purchased specifically for purposes of the Plan, shares otherwise held in treasury or Shares originally issued by the Company for such purpose.

     10.  WITHDRAWAL OF CERTIFICATES.

          A Participant shall have the right at any time to withdraw a certificate or certificates for all or a portion of the Shares credited to his or her Investment Account by giving written or other permitted form of notice to the Company or its agent; subject to such reasonable requirements as to timing and manner of such notice as may be imposed from time to time by the Committee or by such persons charged with responsibility for administration of the Plan.

     11.  REGISTRATION OF CERTIFICATES.

          Each certificate withdrawn by a Participant may be registered only in the name of the Participant, or, if the Participant so indicated on the Participant's Account, in the Participant's name jointly with a member of the Participant's family, with right of survivorship. A Participant who is a resident of a jurisdiction which does not recognize such a joint tenancy may have certificates registered in the Participant's name as tenant in common or as community property with a member of the Participant's family without right of survivorship.

     12.  VOTING.

          The Committee or the Agent shall cause all Shares held in an Investment Account to be voted in accordance with the Participant's instructions.

     13.  RIGHTS ON TERMINATION OF ELIGIBILITY.

          In the event of a Participant ceases to be an Eligible Person, (a) no further contributions by such former Participant shall be permitted to be made under the Plan and the balance in the Participant's Account, if any, shall be paid to the Participant or, in the event of the Participant's death, to the person or persons designated as the Participant's beneficiary on Participant's most recently filed Subscription Agreement, or if no beneficiary has been designated, to the person to whom the Participant's rights shall have passed under the laws of descent and distribution, and (b) a certificate for the Shares credited to the Participant's Investment Account will be forwarded to the Participant (or, in the event of the Participant's death, to the person or persons designated as the Participant's beneficiary on Participant's most recently filed Subscription Agreement, or if no beneficiary has been designated, to the person to whom the Participant's rights shall have passed under the laws of descent and distribution).

     14.  RIGHTS NOT TRANSFERABLE.

          Except as permitted by Section 13, rights under the Plan are not transferable by a Participant and are exercisable during the Participant's lifetime only by the Participant.

     15.  NO RIGHT TO CONTINUED POSITION OR EMPLOYMENT.

          Neither the Plan nor any right granted under the Plan shall confer upon any Participant any right to continuance of employment or other service relationship with the

Company or any Affiliate, or interfere in any way with the right of the Company or Affiliate to terminate the employment of or other relationship with such Participant.

     16.  APPLICATION OF FUNDS.

          All funds received or held by the Company under this Plan may be used for any corporate purpose.

     17.  ADJUSTMENTS IN CASE OF CHANGES AFFECTING SHARES.

          In the event of a subdivision of outstanding Shares, or the payment of a stock dividend, the Share limit set forth in Section 9 shall be adjusted proportionately, and such other adjustments shall be made as may be deemed equitable by the Committee. In the event of any other change affecting Shares, such adjustment, if any, shall be made as may be deemed equitable by the Committee to give proper effect to such event.

     18.  AMENDMENT OF THE PLAN.

          The Board may at any time, or from time to time, amend the Plan in such manner as it may deem advisable.

     19.  TERM OF THE PLAN.

          The Plan shall be effective as of October 1, 2000 and shall continue in effect until terminated as provided for in this Section 19. The Plan and all rights of Participants under any offering hereunder shall terminate on the earliest of:

          (a) any time at the discretion of the Board; or

          (b) September 30, 2010.

Upon termination of this Plan, (i) all amounts in the Accounts of Participants shall be carried forward into the Participant's Account under a successor plan, if any, or promptly refunded, and (ii) all certificates for the Shares credited to a Participant's Investment Account shall be forwarded to him or her.

     20.  GOVERNMENTAL REGULATIONS.

          (a) Notwithstanding anything contained in this Plan to the contrary, the Company shall not be obligated to sell or deliver any Shares certificates under this Plan unless and until the Company is satisfied that such sale or delivery complies with (i) all applicable requirements of the governing body of the principal market in which such Shares are traded,

(ii) all applicable provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder and (iii) all other laws or regulations by which the Company is bound or to which the Company is subject.

          (b) The Company (or an Affiliate) may make such provisions as it may deem appropriate for the withholding of any taxes or payment of any taxes which it determines it may be required to withhold or pay in connection with any Shares. The obligation of the Company to deliver certificates under this Plan is conditioned upon the satisfaction of the provisions set forth in the preceding sentence.

     21.  SECTION 16 RESTRICTIONS FOR OFFICERS AND DIRECTORS.

          Notwithstanding any other provision of the Plan, each officer (for purposes of Section 16 of the Exchange Act, and director of the Company shall be subject to such restrictions, if any, as are required so that transactions under the Plan by such officer or director shall be exempt from Section 16(b) of the Exchange Act. Without limiting the generality of the foregoing, such restrictions may include restrictions on the ability of an officer or director making withdrawals from the Plan, ceasing participation in the Plan and holding the Shares received under the Plan for so long as such restrictions are required to qualify for a Section 16 exemption.

     22.  REPURCHASE OF SHARES.

          The Company shall not be required to repurchase from any Participant any Shares which such Participant acquires under the Plan.

                                                                      APPENDIX C

                         OPINION RESEARCH CORPORATION
                           1997 STOCK INCENTIVE PLAN

          1.   Purpose.  OPINION RESEARCH CORPORATION (the "Company") has
               -------
heretofore maintained two stock incentive plans, the Opinion Research Corporation 1993 Stock Incentive Plan (the "1993 Plan") and the Opinion Research Corporation 1994 Stock Incentive Plan (the "1994 Plan"). The Company hereby, effective April 16, 1997, merges the 1993 Plan and the 1994 Plan and further, amends, restates and redesignates the combined 1993 Plan and 1994 Plan as the OPINION RESEARCH CORPORATION 1997 STOCK INCENTIVE PLAN (the "Plan") as set forth herein, subject to the approval of the Plan by the Company's stockholders. The Plan is intended to recognize the contributions made to the Company by key employees (including employees who are members of the Board of Directors) of the Company or any Affiliate (as defined below), to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock, par value $.01 per Share (the "Common Stock") and through receipt of Common Stock subject to conditions of forfeiture. In addition, the Plan is intended as an additional incentive to certain Directors of the Company who are not employees of the Company or an Affiliate to serve on the Board of Directors and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of rights to acquire Common Stock. and through receipt of Common Stock subject to conditions of forfeiture.

          2.   Definitions. Unless the context clearly indicates otherwise, the
               -----------
following terms shall have the following meanings:

               (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of Section 424(e) or (f) of the Code.

               (b) "Award" shall mean a grant of Common Stock subject to conditions of forfeiture made pursuant to the terms of the Plan.

               (c) "Award Agreement" shall mean the agreement between the Company and a Grantee with respect to an Award made pursuant to the Plan.

               (d) "Awardee" shall mean a person to whom an Award has been granted pursuant to the Plan.

               (e) "Board of Directors" means the Board of Directors of the Company.

               (f)  "Change of Control" shall have the meaning as set forth in
Section 10 of the Plan.

               (g)  "Code" means the Internal Revenue Code of 1986, as amended.

               (h) "Committee" shall have the meaning set forth in Section 3 of the Plan.

               (i) "Company" means Opinion Research Corporation, a Delaware corporation.

               (j)  "Director" means a member of the Board of Directors.

               (k) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

               (l) "Fair Market Value" shall have the meaning set forth in Subsection 8(b) of the Plan.

               (m) "Grantee" shall mean a person to whom an Option or an Award has been granted pursuant to the Plan.

               (n) "ISO" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422(b) of the Code.

               (o) "Non-employee Director" shall mean a Director who is not an employee of the Company or an Affiliate.

               (p) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.

               (q) "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

               (r) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

               (s) "Option Document" means the document described in Section 8 or Section 9 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.

               (t) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) or Subsection 9(a) of the Plan.

               (u) "Outside Director" means a member of the Board of Directors who qualifies as an "outside director" as that term is used for purposes of
Section 162(m) of the Code.

               (v) "Restricted Stock" means Common Stock subject to conditions of forfeiture and transfer granted to any person pursuant to an Award under the Plan.

               (w) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

               (x) "Section 16 Officer" means any person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

               (y) "Shares" means the shares of Common Stock of the Company which are the subject of Options or Awards under the Plan.

          3.   Administration of the Plan. The Plan shall be administered by
               --------------------------
the Board of Directors of the Company; provided, however, the Board of Directors may, at its discretion, designate a committee or committees composed of two or more of its members to operate and administer the Plan in its stead, in which case the Board of Directors shall, to the extent possible and to the extent it deems it necessary or appropriate, designate one committee which consists exclusively of two or more Outside Directors. Any of such committees designated by the Board of Directors, and the Board of Directors itself in its administrative capacity with respect to the Plan, is referred to as the
"Committee."   Options granted under the Plan to Non-employee Directors, and the
Plan with respect to such Options, shall be administered by the Board of Directors other than the Non-employee Directors.

               (a)  Meetings. The Committee shall hold meetings at such times
                    --------
and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

               (b)  Grants and Awards. Except with respect to Options granted
                    -----------------
to Non-employee Directors pursuant to Section 9, the Committee shall from time to time at its discretion direct the Company to grant Options and Awards pursuant to the terms of the Plan. The Committee shall have plenary authority to
(i) determine the persons to whom, and the times at which Options and Awards are to be granted as well as the terms applicable to Options and Awards, (ii) determine the type of Option to be granted and the number of Shares subject thereto, (iii) determine the Awardees to whom, and the times at which, Restricted Stock is granted, the number of Shares awarded, and the purchase price per Share, if any, and (iv) approve the form and terms and conditions of the Option Documents and Award Agreements; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee may take into account the nature of the Grantee's services and responsibilities, the Grantee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provisions of the Plan or of any Option or Award granted under it shall be final, binding and conclusive.

               (c)  Exculpation. No member of the Board of Directors shall be
                    -----------
personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options or Awards under the Plan, provided that this Subsection 3(c) shall not apply to (i) any breach of such member's duty of loyalty to the Company, any Affiliate, or the Company's stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under Section 174 of the General Corporation Law of the State of Delaware, as amended, and (iv) any transaction from which the member derived an improper personal benefit.

               (d)  Indemnification. Service on the Committee shall constitute
                    ---------------
service as a member of the Board of Director. Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options and Awards thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

          4.   Grants and Awards under the Plan. Options under the Plan may be
               --------------------------------
in the form of a Non-qualified Stock Option and/or an ISO at the discretion of the Committee, and Awards under the Plan shall be in the form of Restricted Stock.

          5.   Eligibility. All key employees and members of the Board of
               -----------
Directors shall be eligible to receive Options and Awards hereunder. The Committee, in its sole discretion, shall determine whether an individual
qualifies as a key employee.   Non-employee Directors may be granted Options
under Section 8 of the Plan notwithstanding the automatic grant of Options to such Non-employee Directors under Section 9.

          6.   Shares Subject to Plan. The aggregate maximum number of Shares
               ----------------------
for which Options and Awards may be granted pursuant to the Plan (taking into account all Options and Awards granted under the 1993 Plan and the 1994 Plan prior to their merger and restatement set forth herein) is eight hundred seventy five thousand (875,000), subject to adjustment as provided in Section 11 of the Plan. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, or if Shares granted pursuant to an Award are forfeited for any reason, such Shares may again be the subject of one or more Options or Awards granted pursuant to the Plan.

          7.   Term of the Plan. This amended and restated Plan is effective as
               ----------------
of April 16, 1997, the date on which it was adopted by the Board of Directors, subject to approval prior to April 16, 1998 by a majority of the votes cast by stockholders entitled to vote, or by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval. No Option or Award may be granted under the Plan after April 16, 2007. If the Plan is not so approved on or before April __, 1997, all Options granted under the Plan as amended and restated shall be null and void, except to the extent such options could have been granted under the 1993 Plan or the 1994 Plan as in effect without regard to this merger and restatement.

          8.   Option Documents and Terms.  Each Option granted under the Plan
               --------------------------
shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO for federal income tax purposes. If any Option designated an ISO is determined for any reason not to qualify as an incentive stock option within the meaning of Section 422 of the Code, such Option shall be treated as a Non-qualified Stock Option for all purposes under the provisions of the Plan. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

               (a)  Number of Option Shares. Each Option Document shall state
                    -----------------------
the number of Shares to which it pertains. An Optionee may receive more than one Option, which may include Options which are intended to be ISO's and Options which are not intended to be ISO's, but only on the terms and subject to the conditions and restrictions of the Plan. Notwithstanding anything to the contrary contained herein, no employee shall be granted Options to acquire more than one hundred thousand (100,000) Shares during any one calendar year.

               (b)  Option Price. Each Option Document shall state the Option
                    ------------
Price which, for a Non-qualified Stock Option, may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b);

provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under Section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted. If the Common Stock is traded in a public market, then the Fair Market Value per Share shall be, if the Common Stock is listed on a national securities exchange or included in the NASDAQ National Market System, the last reported sale price thereof on the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.

               (c)  Exercise. No Option shall be deemed to have been exercised
                    --------
prior to the receipt by the Company of written notice of such exercise and of payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel satisfactory to the Company that an appropriate exemption from such registration is available,
(C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this sentence has occurred.

               (d)  Medium of Payment. An Optionee shall pay for Shares (i) in
                    -----------------
cash, (ii) by certified or cashier's check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock held by the Optionee. If payment is made in whole or in part in shares of Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares of Common Stock owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, endorsed in blank or accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of Common Stock delivered to the Company represent a number of shares of Common Stock in excess of the number of shares of Common Stock required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares of Common Stock. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of Common Stock to exercise an Option as it deems appropriate.

               (e)  Termination of Options.
                    ----------------------

                    (i) No Option shall be exercisable after the first to occur of the following:

                         (A) Expiration of the Option term specified in the
Option Document, which, in the case of an ISO, shall not occur after (1) ten years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under
Section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate;

                         (B) Expiration of two years from the date such
employment or service with the Company or its Affiliates terminates due to the Optionee's death or one year from the date such employment or service with the Company or its Affiliates terminates due to the Optionee's Disability;

                         (C) A finding by the Committee, after full
consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has materially breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture;

               (D) The date, if any, set by the Board of Directors as an accelerated expiration date in the event of the liquidation or dissolution of the Company; or
               (E) The occurrence of such other event as may be specified in the Option Document at the discretion of the Committee.

         (ii) Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to Subsection 8(e)(i)(A), provided that any change pursuant to this Subsection 8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee. The terms of an executive severance agreement or other agreement between the Company and an Optionee, approved by the Committee, whether entered into prior or subsequent to the grant of an Option, which provide for Option exercise dates later than those set forth in Subsection 8(e)(i) but permitted by this Subsection 8(e)(ii) shall be deemed to be Option terms approved by the Committee and consented to by the Optionee.

         (iii) Except as may otherwise be provided in an Option Document, no Option shall be exercisable after the date the Optionee's employment or service with the Company or its Affiliates terminates to any extent greater than such Option could have been exercised immediately prior to the date such employment or service terminated.

     (f) Transfers.  No Option granted under the Plan may be transferred, except
         ---------
by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by such person. Notwithstanding the foregoing, a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

               (g)  Limitation on ISO Grants.  In no event shall the aggregate
                    ------------------------
Fair Market Value of the Shares of Common Stock (determined at the time the ISO is granted) with respect to which incentive stock options under all incentive stock option plans of the Company or its Affiliates are exercisable for the first time by the Optionee during any calendar year exceed $100,000, or such other amount as may be specified in lieu of the $100,000 limit in applicable provisions of the Code.

               (h)  Other Provisions.  Subject to the provisions of the Plan,
                    ----------------
the Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

               (i)  Amendment.  Subject to the provisions of the Plan, the
                    ---------
Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made pursuant to Subsection 8(e)(i)(D) or Section 10 of the Plan, as applicable.

          9.   Special Provisions Relating to Grants of Options to Non-employee
               ----------------------------------------------------------------
Directors.  Options granted pursuant to this Section 9 shall be granted only to
---------
Non-employee Directors. Options granted under this Section 9 shall be granted, without any further action by the Committee, in accordance with the terms and conditions set forth in this Section 9, and shall be evidenced by Option Documents in such form as the

Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

          (a)  Timing of Grants; Number of Shares Subject of Options;
               ------------------------------------------------------
Exercisability of Options; Option Price.  Each Non-employee Director shall be
---------------------------------------
granted annually, commencing on his or her "Initial Grant Date" (as defined below) and on each anniversary thereafter, an Option to purchase a number of Shares equal to the Formula Number (as hereinafter defined).

               (i) Options granted under this Section 9 shall be Non-qualified Stock Options.

               (ii) Options granted under this Section 9 shall vest and become fully exercisable on the first anniversary of the date of grant, provided such Optionee is a Director of the Company as of such first anniversary of the date of grant.

               (iii) The Option Price shall be equal to the Fair Market Value of the Shares on the date the Option is granted.

For purposes of this Subsection 9(a), the "Initial Grant Date" of a Non-employee Director shall be the date of the Company's Annual Meeting of Stockholders with respect to those Non-employee Directors who are serving, or are elected to serve, as Directors on that date. The "Formula Number" shall be Fifteen Thousand (15,000) with respect to any Non-employee Director who has served as a member of the Board of Directors for a period of three (3) full years or more, and shall be Five Thousand (5,000) with respect to all other Non-employee Directors. The Formula Number applicable to each Non-employee Director shall be determined annually with respect to each Non-employee Director as of the date of grant of his or her Option under this Section 9.

                    (b)  Termination of Options Granted Pursuant to Section 9.
                         ----------------------------------------------------
All Options granted pursuant to this Section 9 shall be exercisable until the first to occur of the following:

                         (i)  Expiration of seven (7) years from the date of
grant; or

                         (ii) Expiration of one year from the date the
Optionee's service as a Director terminates for any reason; provided, however, that options that are not exercisable as of the date the Optionee's service as a Director terminates shall not become exercisable thereafter, and shall terminate as of the date such Optionee's service as a Director terminates.

                    (c)  Applicability of Provisions of Section 8 to Options
                         ---------------------------------------------------
Granted Pursuant to Section 9. Except as may be otherwise specifically required
-----------------------------
under this Section 9, the following provisions of Section 8 shall be applicable to Options granted pursuant to this Section 9: Subsection 8(a); the last sentence of Subsection 8(b); Subsection 8(c); Subsection 8(d) (provided that Option Documents relating to Options granted pursuant to this Section 9 shall provide that payment may be made in whole or in part in Shares of Company Common Stock); Subsection 8(f); and Subsection 8(i).

               10.  Change of Control.  In the event of a Change of Control, the
                    -----------------
Committee may take whatever action it deems necessary or desirable with respect to the Options and Awards outstanding (other than Options granted pursuant to Section 9), including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees.
In addition to the foregoing, in the event of a Change of Control, Options granted pursuant to the Plan and held by Optionees who are employees or members of the Board of Directors at the time of a Change of Control shall become immediately exercisable in full and the restrictions applicable to Restricted Stock awarded to Awardees who are employees or members of the Board of Directors at the time of a Change of Control shall immediately lapse and the Restricted Stock held by the

Company shall be delivered to the Grantees. Any amendment to this Section 10 which diminishes the rights of Optionees shall not be effective with respect to Options outstanding at the time of adoption of such amendment, whether or not such outstanding Options are then exercisable.

          A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will have at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation, or (iv) the date any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or Michael R. Cooper or John F. Short shall have become the beneficial owner of, or shall have obtained voting control over, more than forty percent (40%) of the outstanding Shares of the Company's Common Stock, or (v) the first day after the date this Plan is effective when directors are elected such that a majority of the Board of Directors shall have been members of the Board of Directors for less than two
(2) years, unless the nomination for election of each new director who was not a director at the beginning of such two (2) year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          11.  Adjustments on Changes in Capitalization.  The aggregate number
               ----------------------------------------
of Shares and class of shares as to which Options and Awards may be granted hereunder, the number and class or classes of shares covered by each outstanding Option and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

          12.  Terms and Conditions of Awards.  Awards granted pursuant to the
               ------------------------------
Plan shall be evidenced by written Award Agreements in such form as the Committee shall from time to time approve, which Award Agreements shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan. The Committee may, in its sole discretion, shorten or waive any term or condition with respect to all or any portion of any Award.

               (a)  Number of Shares.  Each Award Agreement shall state the
                    ----------------
number of Shares of Common Stock to which it pertains.

               (b)  Purchase Price.  Each Award Agreement shall specify the
                    --------------
purchase price, if any, which applies to the Award. If the Board specifies a purchase price, the Awardee shall be required to make payment on or before the date specified in the Award Agreement. An Awardee shall pay for such Shares (i) in cash, (ii) by certified check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve.

               (c)  Restrictions on Transfer and Forfeitures.  A stock
                    ----------------------------------------
certificate representing the Restricted Stock granted to an Awardee shall be registered in the Awardee's name but shall be held in escrow by the Company's Treasurer, together with an undated stock power executed by the Awardee with respect to each stock certificate representing Restricted Stock Registered in such Awardee's name. The Awardee shall generally have the rights and privileges of a shareholder as to such Restricted Stock including the right to vote such Restricted Stock and to receive and retain all cash dividends with respect to them, except that the following restrictions shall apply: (i) the employee shall not be entitled to delivery of the certificate until the expiration or termination of any period designated by the Committee ("Restricted Period") and the satisfaction of any other conditions prescribed by the Committee; (ii) all distributions with respect to the Restricted Stock other than cash dividends, such as stock dividends, stock splits or distributions of property, and any distributions (other than cash dividends) subsequently made with respect to other distributions, shall be delivered to the Treasurer of the Company, together with appropriate stock powers or other instruments of transfer signed and delivered to the Treasurer by the Grantee, to be held by the Treasurer and released to either the Grantee or the Company, as the case may be, together with the

Shares to which they relate; (iii) the Grantee will have no right to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any of the Restricted Stock or distributions (other than cash dividends) with respect thereto; and (iv) all of the Restricted Stock shall be forfeited and all rights of the Awardee with respect to such Restricted Stock shall terminate without further obligation on the part of the Company unless the Awardee has remained an employee of the Company, any of its affiliates or any combination thereof until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such Restricted Stock. Upon the forfeiture of any Restricted Stock, such forfeited shares shall be transferred to the Company without further action by the Awardee.

          (d) Lapse of Restrictions.  Upon the expiration or termination of the
              ---------------------
Restricted Period and the satisfaction of any other conditions prescribed by the Committee as provided for in the Plan, the restrictions applicable to the Restricted Stock shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the Awardee or the beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the Awardee or the Awardee's beneficiary or estate, as the case may be. The Award may provide for the lapse of restrictions on transfer and forfeiture conditions in installments.

          (e) Section 83(b) Elections.  An Awardee shall agree as a condition to
              -----------------------
receipt of any Award under the Plan, to make an election with the Internal Revenue Service under Section 83(b) of the Code to include the fair market value of any Restricted Stock in gross income while they are still subject to restrictions ("83(b) Election"), only after obtaining the written consent of the Company to such Election. An Awardee who files an 83(b) Election shall promptly furnish the Company with a copy of such Election together with the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such Election.

          (f)  Breach of Contract or Disloyalty.  Upon a finding by the
               --------------------------------
Committee, after full consideration of the facts presented on behalf of both the Company and the Awardee, that the Awardee has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate, Awardee shall automatically forfeit all Restricted Stock for which (1) the Company has not yet delivered the Share certificates to the Awardee; (ii) the Restricted Period has not expired or (iii) any restrictions applicable to the Restricted Stock have not lapsed. Notwithstanding anything herein to the contrary, the Company may withhold delivery of Restricted Stock certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.

          (g)  Amendment.  Subject to the provisions of the Plan, the Committee
               ---------
shall have the right to amend Awards issued to an Awardee, subject to the Awardee's consent if such amendment is not favorable to the Awardee, except that the consent of the Awardee shall not be required for any amendment made pursuant to Section 10 of the Plan.

     13.  Amendment of the Plan.  The Board of Directors of the Company may
          ---------------------
amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Directors of the Company may not change the class of individuals eligible to receive an ISO or increase the maximum number of Shares as to which Options may be granted without obtaining approval, within twelve months before or after such action, by vote of a majority of the votes cast at a duly called meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the matter, or by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring shareholder approval. No amendment to the Plan shall adversely affect any outstanding Option or Award, however, without the consent of the Grantee.

          14.  No Commitment to Retain.  The grant of an Option or Award
               ------------------------
pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Grantee in the employ of the Company or an Affiliate and/or as a member of the Company's Board of Directors or in any other capacity.

          15.  Withholding of Taxes.  Whenever the Company proposes or is
               --------------------
required to deliver or transfer Shares in connection with the exercise of an Option or Award, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or
(b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Optionee's compliance, to the Company's satisfaction, with any withholding requirement.

          16.  Interpretation.  The Plan is intended to enable transactions
               --------------
under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Securities Exchange Act of 1934, as amended) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law. This section shall not be applicable if no class of the

Company's equity securities is then registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

                               AMENDMENT TO THE
                         OPINION RESEARCH CORPORATION
                           1997 STOCK INCENTIVE PLAN

     WHEREAS, Opinion Research Corporation, a Delaware corporation (the "Company"), established the Opinion Research Corporation 1997 Stock Incentive Plan (the "Plan"), effective April 16, 1997, as the result of a merger of the Opinion Research Corporation 1993 Stock Incentive Plan and the Opinion Research Corporation 1994 Stock Incentive Plan, and reflecting those merged plans in a restatement of the Plan; and

     WHEREAS, the Company has amended the Plan from time to time; and

     WHEREAS, the Company desires to amend the Plan with respect to the number of shares to be available for grants and awards thereunder and to modify certain provisions relating to the definition of a change of control for purposes of the Plan; and

     WHEREAS, Section 13 of the Plan authorizes the Board to amend the Plan from time to time in such manner as it may deem advisable, subject to shareholder approval in certain circumstances.

     NOW, THEREFORE, the Board hereby amends the Plan, effective as of the date hereof, and subject to approval of the Company's shareholders to the extent required under the Plan, as follows:

     1.   Section 6 of the Plan is amended in its entirety to read:

          "6.  Shares Subject to Plan. The aggregate maximum number of Shares
               ----------------------
     for which Options and Awards may be granted pursuant to the Plan (taking into account all Options and Awards granted under the Plan and under the 1993 Plan and the 1994 Plan prior to their merger and restatement set forth herein) is one million six hundred twenty five thousand (1,625,000), subject to adjustment as provided in Section 11 of the Plan. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, or if Shares granted pursuant to an Award are forfeited for any reason, such Shares may again be the subject of one or more Options or Awards granted pursuant to the Plan."

     2. The second paragraph of Section 10 of the Plan is amended in its entirety to read:

          "A Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will have at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation, or
     (iv) the date any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or John F. Short shall have become the beneficial owner of, or shall have obtained voting control over, more than forty percent (40%) of the outstanding Shares of the Company's Common Stock, or
     (v) the first day after the date this Plan is effective when directors are elected such that a majority of the Board of Directors shall have been members of the Board of Directors for less than two (2) years, unless the nomination for election of each new director who was not a director at the beginning of such two (2) year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period."

     3.  In all other respects, the Plan remains in full force and effect.

                                             OPINION RESEARCH CORPORATION

                                             By:  /s/ Douglas L. Cox
                                                 -------------------------------
                                                 Douglas L. Cox
                                                 Executive Vice President and
                                                 Chief Financial Officer

                                                                      APPENDIX D

                             ORC HOLDINGS LIMITED
                         EMPLOYEE SHARE OWNERSHIP PLAN

Adopted by the Directors of the Company on [     ] 2001

Approved by the Inland Revenue (reference [  ]) on [     ] 2001

                       RULES OF THE ORC HOLDINGS LIMITED
                         EMPLOYEE SHARE OWNERSHIP PLAN

1.   DEFINITIONS

2.   PURPOSE OF THE PLAN

3.   ELIGIBILITY OF INDIVIDUALS

4.   PARTICIPATION ON SAME TERMS

5.   FREE SHARES (PART A)

6.   PARTNERSHIP SHARES (PART B)

7.   MATCHING SHARES (PART C)

8.   COMPANY RECONSTRUCTIONS

9.   RIGHTS ISSUES

APPENDIX A    FREE SHARE AGREEMENT

APPENDIX B    PARTNERSHIP SHARE AGREEMENT

1.       DEFINITIONS

1.1 The following words and expressions have the following meanings:

"Accumulation Period"         in relation to Partnership Shares, the period of
                              not more than 12 months during which the Trustees accumulate a Qualifying Employee's Partnership
                              Share Money before acquiring Partnership Shares or repaying it to the employee

"Acquisition Date"            in relation to Partnership Shares, the meaning
                              given by paragraph 42(3) of the Schedule

"Associated Company"          the same meaning as in section 416 of ICTA 1988

"Award Date"                  in relation to Free Shares or Matching Shares, the
                              date on which such Shares are awarded

"Award" (a) in relation to Free Shares and Matching Shares, the appropriation of Free Shares and Matching Shares in accordance with the Plan; and

                              (b) in relation to Partnership Shares, the acquisition of Partnership Shares on behalf of Qualifying Employees in accordance with the Plan

"Capital Receipt"             the same meaning as in paragraph 79 of the
                              Schedule

"Close Company"               the same meaning as in section 414 of ICTA 1988

"the Company"                 ORC Holdings Limited (company number 3226024)

Connected Company             the same meaning as in paragraph 16(4) of the
                              Schedule

"Control"                     the same meaning as in section 840 of ICTA 1988

"the Deed"                    ORC International Employee Share Trust

"Free Share Agreement"        an agreement in the terms set out in Appendix A

"Free Shares"                 Shares awarded under Part A of the Plan which are
                              subject to the Plan

"Group Plan"                  the plan as established by ORC Holdings Limited
                              and extending to its Subsidiaries which are Participating Companies

"Holding Period"              (a) in relation to Free Shares, the period
                              specified by the Company as mentioned in Rule 5.6;

                              (b) in relation to Matching Shares, the period specified by the Company as mentioned in Rule 7.6

"ICTA 1988"                   the Income and Corporation Taxes Act 1988

"Initial Market Value"        the Market Value of a Share on an Award Date.
                              Where the Share is subject to a restriction or risk of forfeiture, the Market Value shall be determined without reference to that restriction or risk

"Market Value"                on any day the Market Value of a Share determined
                              in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed for the purposes of the Plan with the Inland Revenue Shares Valuation Division on or before that day

"Matching Shares"             Shares awarded under Part C of the Plan and which
                              are subject to the Plan

"Material Interest"           the same meaning as in paragraph 15 of the
                              Schedule

"NICs"                        National Insurance Contributions

"Parent Company"              Opinion Research Corporation (a company
                              incorporated in the state of Delaware in the United States of America)

"Participant"                 an individual who has received under the Plan an
                              Award of Free Shares, Matching Shares or
                              Partnership Shares

"Participating Company"           the Company and such of its Subsidiaries as
                                  have executed deeds of adherence to the Plan under clause 16 of the Trust Deed

"Partnership Shares"              Shares awarded under Part B of the Plan and
                                  which are subject to the Plan

"Partnership Share Agreement"     an agreement in the terms set out in Appendix
                                  B

"Partnership Share Money"         money deducted from a Qualifying Employee's
                                  Salary pursuant to a Partnership Share
                                  Agreement and held by the Trustees to acquire
                                  Partnership Shares or to be returned to such a person

"PAYE" income tax to be accounted for under the provisions of chapter V part V ICTA 1988

"the Plan"                        ORC International Employee Share Ownership
                                  Plan

"Plan Shares"                     (a) Free Shares, Matching Shares or
                                  Partnership Shares awarded to Participants, and

                                  (b) shares in relation to which paragraph
                                  115(5) (company reconstructions: new shares) of the Schedule applies that remain subject to the Plan

"Plan Termination Notice"         a notice issued under paragraph 120 of the
                                  Schedule

"Qualifying Corporate Bond"       the same meaning as in section 117 of the
                                  Taxation of Chargeable Gains Act 1992

"Qualifying Employee"             an employee who must be invited to participate
                                  in an award in accordance with Rule 3.5 and any employee who the Company has invited in accordance with Rule 3.6

"Qualifying Period"               (a) in the case of Free Shares 3 months before
                                  the Award is made.

                                  (b) in the case of Partnership Shares and Matching Shares 3 months before the start of the Accumulation Period

"Redundancy"                  the same meaning as in the Employment Rights Act
                              1996

"Relevant Employment"         employment by the Company or any Associated
                              Company

"Retirement Age"              the age of fifty years

"Salary" the same meaning as in paragraph 48 of the Schedule

"the Schedule"                Schedule 8 to the Finance Act 2000

"Shares" $0.01 shares in the common stock of the Parent Company which comply with the conditions set out in paragraph 59 of the Schedule

"Subsidiary"                  any company which is for the time being under the
                              Control of the Company

"Tax Year"                    a year beginning on 6 April and ending on the
                              following 5 April

"the Trustees"                the trustees or trustee of the Plan

"the Trust Fund"              all assets transferred to the Trustees to be held
                              on the terms of the Trust Deed and the assets from time to time representing such assets, including any accumulations of income

"the Trust Period"            the period of 80 years beginning with the date of
                              the Deed

1.2 References to any Act, or Part, Chapter, or section (including ICTA 1988) shall include any statutory modification, amendment or re-enactment of that Act, for the time being in force.

1.3 Words of the feminine gender shall include the masculine and vice versa and words in the singular shall include the plural and vice versa unless, in either case, the context otherwise requires or it is otherwise stated.

2.     PURPOSE OF THE PLAN

     The purpose of the Plan is to enable employees of ORC Holdings Limited and its Subsidiaries to acquire shares in Opinion Research Corporation which give them a continuing stake in that company.

3.     ELIGIBILITY OF INDIVIDUALS

3.1 Subject to rules 3.2, 3.3 and 3.4, individuals are eligible to participate in an Award only if:

     (a)  they are employees of ORC Holdings Limited or a Participating Company

     (b)  they have been such employees at all times during any Qualifying
          Period;

     (c) they are eligible on the date(s) set out in paragraph 13(1) of the Schedule;

     (d) they do not fail to be eligible under either or both Rules 3.2 or 3.3; and

     (e)  they do not own 25% or more of Opinion Research Corporation's shares

3.2 Individuals are not eligible to participate in an Award of Shares if they have, or within the preceding twelve months have had, a Material Interest in:

     (a) a Close Company whose Shares may be appropriated or acquired under the Plan; or

     (b) a company which has Control of such a company or is a member of a consortium which owns such a company.


3.3 Individuals are not eligible to participate in an Award of Free Shares in any Tax Year if in that Tax Year:

     (a) they have been awarded shares under an approved profit sharing scheme (within the meaning of section 186 and schedule 9 ICTA 1988) established by the Company or a Connected Company, or are to be awarded such shares at the same time; or

     (b) they have received (or are to receive at the same time) an Award under another plan established by the Company or a Connected Company and approved under the Schedule, or if they would have received such an Award but for their failure to meet a performance target

3.4 Individuals are not eligible to participate in an Award of Partnership Shares or Matching Shares in any Tax Year if in that Tax Year they have received (or are to receive at the same time) an Award under another plan established by the Company or a Connected Company (as defined in paragraph 16(4) of the Schedule) and approved under the Schedule, or if they would have received such an Award but for their failure to meet a performance target.

Employees who must be invited to participate in Awards

3.5 Individuals shall be eligible to receive an Award of Shares under the Plan if they meet the requirements in Rule 3.1 and are chargeable to income tax in respect of their employment under Case I of Schedule E.
     In this case they shall be invited to participate in any Awards of Free Shares, Partnership Shares or Matching Shares as are set out in the Plan.

Employees who may be invited to participate in Awards

3.6  The Company may also invite any employee who meets the requirements in Rule
     3.1 to participate in any Award of Free Shares, Partnership Shares or Matching Shares as are set out in the Plan.


4.    PARTICIPATION ON SAME TERMS

4.1 Every Qualifying Employee shall be invited to participate in an Award on the same terms. All who do participate in an Award shall do so on the same terms.

4.2 The Company may make an Award of Free Shares to Qualifying Employees by reference to their remuneration, length of service or hours worked.

                                     PART A

5.      FREE SHARES

5.1 Every Qualifying Employee shall enter into an agreement with the Company (a "Free Share Agreement") in the terms of the draft in Appendix A to these Rules.

5.2 The Trustees, acting with the prior consent of the Company, may from time to time award Free Shares.

5.3 The number of Free Shares to be awarded by the Trustees to each Qualifying Employee on an Award Date shall be determined by the Company in accordance with this Rule.

     Maximum annual Award

5.4 The Initial Market Value of the Shares awarded to a Qualifying Employee in any Tax Year shall not exceed (Pounds)3,000, or such greater sum as may from time to time be specified by paragraph 24 of the Schedule.

     Holding Period for Free Shares

5.5 The Company shall, in relation to each Award Date, specify a Holding Period throughout which a Participant shall be bound by the terms of the Free Share Agreement.

5.6 The Holding Period shall, in relation to each Award, be a specified period of 3 years, beginning with the Award Date and shall be the same for all Participants who receive an Award at the same time. The Holding Period shall not be increased in respect of Free Shares already awarded under the Plan.

5.7  A Participant may during the Holding Period direct the Trustees:

     (a) to accept an offer for any of their Free Shares if the acceptance or agreement shall result in a new holding being equated with those original shares for the purposes of capital gains tax; or

     (b) to accept an offer of a Qualifying Corporate Bond (whether alone or with other assets or cash or both) for their Free Shares if the offer forms part of such a general offer as is mentioned in paragraph (c); or

     (c) to accept an offer of cash, with or without other assets, for their Free Shares if the offer forms part of a general offer which is made to holders of shares of the same class as their shares, or to holders of shares in the same company and which is made in the first instance on a condition such that if it is satisfied the person making the offer shall have control of that company, within the meaning of section 416 ICTA 1988; or

     (d) to agree to a transaction affecting their Free Shares or such of them as are of a particular class, if the transaction would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting;

          (i) all of the ordinary share capital of the company or, as the case may be, all the shares of the class in question; or

          (ii) all the shares, or all the shares of the class in question, which are held by a class of shareholders identified otherwise than by reference to their employment or their participation in a plan approved under the Schedule.

                                    PART B

6.   PARTNERSHIP SHARES

6.1 The Company may at any time invite every Qualifying Employee to enter into an agreement with the Company (a "Partnership Share Agreement") in the terms of the draft in Appendix B to these Rules.

Maximum amount of deductions

6.2 The amount of Partnership Share Money deducted from an employee's Salary shall not exceed (Pounds)125 in any month, or such greater sum as may from time to time be specified by paragraph 36 of the Schedule. If the Salary is not paid monthly, the specified cash limit shall be calculated proportionately.

6.3 The amount of Partnership Share Money deducted from an employee's Salary over an Accumulation Period shall not exceed 10% of the total of the payments of Salary made to such employee over that Accumulation Period, or such higher percentage as may from time to time be specified by paragraph 36 of the Schedule.

6.4 Any amount deducted in excess of that allowed by Rule 6.2 or 6.3 shall be paid over to the employee, subject to deduction of both income tax under PAYE and NICs, as soon as practicable.

Minimum amount of deductions

6.6 The minimum amount to be deducted under the Partnership Share Agreement in any month shall be the same in relation to all Partnership Share Agreements entered into in response to invitations issued on the same occasion. It shall not be greater than (Pounds)10.

Notice of possible effect of deductions on benefit entitlement

6.7 Every Partnership Share Agreement shall contain a notice under paragraph 38 of the Schedule.

Restriction imposed on number of Shares awarded

6.8 The Company may specify the maximum number of Shares to be included in an Award of Partnership Shares.

6.9 The Partnership Share Agreement shall contain an undertaking by the Company to notify each Qualifying Employee of any restriction on the number of Shares to be included in an Award.

6.10 The notification in Rule 6.9 above shall be given before the beginning of the Accumulation Period relating to the Award.

6.11 The Trustees shall acquire Shares on behalf of the Qualifying Employee, on the Acquisition Date, using the Partnership Share Money.

6.12 The number of Shares acquired on behalf of each Participant shall be determined by reference to the lower of:

      (a) the Market Value of the Shares at the beginning of the Accumulation Period; and

      (b)  the Market Value of the Shares on the Acquisition Date.

6.13 If a transaction occurs during an Accumulation Period which results in a new holding of Shares being equated for the purposes of capital gains tax with any of the Shares to be acquired under the Partnership Share Agreement, the employee may agree that the Partnership Share Agreement shall have effect after the time of that transaction as if it were an agreement for the purchase of shares comprised in the new holding.

Surplus Partnership Share Money

6.14 Any surplus Partnership Share Money remaining after the acquisition of Shares by the Trustees:

      (a) may, with the agreement of the Participant, be carried forward to the next Accumulation Period; and

      (b) in any other case, shall be paid over to the Participant, subject to both deduction of income tax under PAYE and NICs, as soon as practicable.

Scaling down

6.15 If the Company receives applications for Partnership Shares exceeding the Award maximum determined in accordance with Rule 6.8 then the following steps shall be taken in sequence until the excess is eliminated.

Step 1. the excess of the monthly deduction chosen by each applicant over (Pounds)10 shall be reduced pro rata;

Step 2.    all monthly deductions shall be reduced to (Pounds)10;

Step 3. applications shall be selected by lot, each based on a monthly deduction of (Pounds)10.

      Each application shall be deemed to have been modified or withdrawn in accordance with the foregoing provisions, and each employee who has applied for Partnership Shares shall be notified of the change.

Withdrawal from Partnership Share Agreement

6.16 An employee may withdraw from a Partnership Share Agreement at any time by notice in writing to the Company. Unless a later date is specified in the notice, such a notice shall take effect 30 days after the Company receives it. Any Partnership Share Money then held on behalf of an employee shall be paid over to that employee as soon as practicable. This payment shall be subject to income tax under PAYE and NICs.

Repayment of Partnership Share Money on withdrawal of approval or Termination

6.17 If approval to the Plan is withdrawn or a Plan Termination Notice is issued in respect of the Plan, any Partnership Share Money held on behalf of employees shall be repaid to them as soon as practicable, subject to deduction of income tax under PAYE, and NICs.

                                    PART C

7.   MATCHING SHARES

7.1 The Partnership Share Agreement sets out the basis on which a Participant is entitled to Matching Shares in accordance with this Part of the Rules

General requirements for Matching Shares

7.2  Matching Shares shall:

     (a) be Shares of the same class and carrying the same rights as the Partnership Shares to which they relate;

     (b) be awarded on the same day as the Partnership Shares to which they relate are acquired on behalf of the Participant; and

     (c)  be awarded to all Participants on exactly the same basis.

Ratio of Matching Shares to Partnership Shares

7.3 The Partnership Share Agreement shall specify the ratio of Matching Shares to Partnership Shares for the time being offered by the Company and that ratio shall not exceed 2:1. The Company may vary the ratio before Partnership Shares are acquired. Employees shall be notified of the terms of any such variation before the Partnership Shares are awarded under the Partnership Share Agreement.

7.4 If the application of the ratio specified in the Partnership Share Agreement does not result in the award of a whole number of matching shares, the number of Matching Shares that is awarded shall be rounded to the nearest whole number. If the rounding results in a ratio exceeding 2:1 the number shall be rounded down

Holding Period for Matching Shares

7.5 The Company shall, in relation to each Award Date, specify a Holding Period throughout which a Participant shall be bound by the terms of the Partnership Share Agreement.

7.6 The Holding Period shall, in relation to each Award, be a specified period of 3 years beginning with the Award Date and shall be the same for all Participants who receive an Award at the same time. The Holding Period shall not be increased in respect of Matching Shares awarded under the Plan.

7.7  A Participant may during the Holding Period direct the Trustees:

     (a) to accept an offer for any of their Matching Shares if the acceptance or agreement shall result in a new holding being equated with those original Shares for the purposes of capital gains tax; or

     (b) to accept an offer of a Qualifying Corporate Bond (whether alone or with other assets or cash or both) for their Matching Shares if the offer forms part of such a general offer as is mentioned in paragraph
          (c); or

     (c) to accept an offer of cash, with or without other assets, for their Matching Shares if the offer forms part of a general offer which is made to holders of shares of the same class as their Shares or to the holders of shares in the same company, and which is made in the first instance on a condition such that if it is satisfied the person making the offer shall have control of that company, within the meaning of section 416 of ICTA 1988; or

     (d) to agree to a transaction affecting their Matching Shares or such of them as are of a particular class, if the transaction would be entered into pursuant to a compromise, arrangement or scheme applicable to or affecting;

          (i) all of the ordinary share capital of the company or, as the case may be, all the shares of the class in question; or

          (ii) all the shares, or all the shares of the class in question, which are held by a class of shareholders identified otherwise than by reference to their employment or their participation in a plan approved under the Schedule.


8.   COMPANY RECONSTRUCTIONS

8.1 The following provisions of this Rule apply if there occurs in relation to any of a Participant's Plan Shares (referred to in this Rule as "the Original Holding"):

     (a) a transaction which results in a new holding (referred to in this Rule as "the New Holding") being equated with the Original Holding for the purposes of capital gains tax; or

     (b) a transaction which would have that result but for the fact that what would be the new holding consists of or includes a Qualifying Corporate Bond.

8.2 If an issue of Shares of any of the following description (in respect of which a charge to income tax arises) is made as part of a company reconstruction, those Shares shall be treated for the purposes of this Rule as not forming part of the New Holding:

     (a) redeemable shares or securities issued as mentioned in section 209(2)(c) of ICTA 1988;

     (b) share capital issued in circumstances such that section 210(1) of ICTA 1988 applies; or

     (c)  share capital to which section 249 of ICTA 1988 applies.

8.3  In this Rule:

     "Corresponding Shares" in relation to any New Shares, means the Shares in respect of which the New Shares are issued or which the New Shares otherwise represent;

     "New Shares" means shares comprised in the New Holding which were issued in respect of, or otherwise represent, shares comprised in the Original Holding.


8.4 Subject to the following provisions of this Rule, references in this Plan to a Participant's Plan Shares shall be respectively construed, after the time of the company reconstruction, as being or, as the case may be, as including references to any New Shares.

8.5  For the purposes of the Plan:

     (a) a company reconstruction shall be treated as not involving a disposal of Shares comprised in the Original Holding; and

     (b) the date on which any New Shares are to be treated as having been appropriated to or acquired on behalf of the Participant shall be that on which Corresponding Shares were so appropriated or acquired.

8.6 In the context of a New Holding, any reference in this Rule to shares includes securities and rights of any description which form part of the New Holding for the purposes of Chapter II of Part IV of the Taxation of Chargeable Gains Act 1992.

9   RIGHTS ISSUES

9.1 Any shares or securities allotted under clause 12 of the Trust Deed shall be treated as Plan Shares identical to the shares in respect of which the rights were conferred. They shall be treated as if they were awarded to or acquired on behalf of the Participant under the Plan in the same way and at the same time as those shares.

9.2  Rule 9.1 does not apply:

     (a) to shares and securities allotted as the result of taking up a rights issue where the funds to exercise those rights were obtained otherwise than by virtue of the Trustees disposing of rights in accordance with this rule; or

     (b) where the rights to a share issue attributed to Plan Shares are different from the rights attributed to other ordinary shares of the company.

APPENDIX A: FREE SHARE AGREEMENT

          PLEASE READ THE WHOLE OF THE AGREEMENT BEFORE SIGNING BELOW

This agreement is between:

---------------------------------------------------------------------------------------------
      Participant ("the Participant")                Company ("the Company")
  Name:                                        Name: ORC International Limited
  Home Address:                                Registered Address: 1 Islington High Street
                                                                   London N1 9AH

  Payroll Number:                              Registered Number: 1088226
---------------------------------------------------------------------------------------------

  This agreement sets out the terms on which the Participant agrees to take part under the terms of the Plan and is subject to the rules of the Plan. The definitions in the Plan Rules apply to this agreement:

  PARTICIPANT
  1. I agree to accept the Free Shares in Opinion Research Corporation awarded to me under the Plan.
  2. I agree to leave the Free Shares in the hands of the Trustees, and not to assign, charge or otherwise dispose of my beneficial interest in the shares for the whole of the Holding Period of 3 years
  3. I have read this agreement and agree to be bound by it and by the rules of the Plan.

  COMPANY

  4. The Company agrees to arrange for shares in Opinion Research Corporation to be awarded and bought for me, according to the rules of the Plan.

                                   Signature: ______________________(employee)                             Date:   __ / __ / ____


                                   Signature: _______________________(for ORC International Limited)       Date:   __ / __ / ____

Rights and Obligations

1. I agree that taking part in the Plan does not affect my rights, entitlements and obligations under my contract of employment, and does not give me any rights or additional rights to compensation or damages if my employment ceases.

2. I may ask the Trustees for my Free Shares at any time after the end of the Holding Period, but I may have to pay income tax and National Insurance Contributions when they are taken out of the Plan.

3. I agree to allow the Trustees to sell some or all of my shares to pay any income tax and National Insurance Contributions in respect of my shares ceasing to be subject to the Plan, unless I provide them in advance with sufficient funds to pay these amounts.

4. If there is a rights issue, I agree to allow the Trustees to sell some of the rights attached to my shares in the Plan, to exercise the rights attached to other shares held by me in the Plan.

5.  I can at any time withdraw from this agreement, by writing to my employer.

6. I agree that withdrawal from this agreement will not affect the terms on which I agreed to accept any shares that have already been awarded to or bought for me under the terms of the Plan.

7.  I understand that my obligations during the Holding Period will end:
a)  if I cease to be in Relevant Employment,
b) if the Company terminates the Plan in accordance with Clause 23 of the Deed and I have consented to the transfer of the Shares to me.

8.  I understand that my obligations under the Holding Period are subject to:
a)  the right of the trustees to sell my shares to meet PAYE obligations;
b) the Trustees accepting at my direction an offer for my shares in accordance with the Plan.

APPENDIX B: PARTNERSHIP SHARE AGREEMENT

          PLEASE READ THE WHOLE OF THE AGREEMENT BEFORE SIGNING BELOW

This agreement is between:

------------------------------------------------------------------------------------------------------------------------------------

   Participant ("the Participant")            Company ("the Company")                  Trustees ("the Trustee")
Name:                                  Name: ORC International Limited                 Name : ORC International Employee Trustees
Home Address:                          Registered Address: 1 Islington High Street     Limited
                                                           London N1 9AH               Registered Address: 1 Islington High Street
Payroll Number:                        Registered Number: 1088226                                          London N1 9AH
------------------------------------------------------------------------------------------------------------------------------------

This agreement sets out the terms on which the Participant agrees to buy shares under the terms of the Plan and is subject to the rules of the Plan. The definitions in the Plan Rules apply to this agreement:

NOTICE TO PARTICIPANT ABOUT POSSIBLE EFFECT ON BENEFITS

Deductions from your pay to buy partnership shares under this agreement may affect your entitlement to or the level of, some contributory social security benefits, statutory maternity pay and statutory sick pay.

They may also have a similar effect in respect of any contributory social security benefit paid to your wife or husband.

With this agreement you should have been given information on the effect of deductions from your pay to buy partnership shares on entitlement to social security benefits, statutory sick pay and statutory maternity pay. The effect is particularly significant if your earnings are brought below the lower earnings limit for National Insurance purposes, and is explained in the information: it is therefore important that you read it. If you have not been given a copy, ask your employer for it. Otherwise a copy may be obtained from any office of the Inland Revenue, the Department of Social Security, or, in Northern Ireland, the Department for Social Development. You should take the information you have been given into account in deciding whether to buy Partnership Shares.

PARTICIPANT

                                                         ---------------------              -----------------------------------
                                                               (POUNDS)                      Insert amount between ((pound)10)
                                                                                             and (pound)125 (per month) and not
                                                         ---------------------               more than 10% of salary
                                                                                            -----------------------------------

1. I agree to allow my employer to deduct the following amount per month from my Salary:

2. I agree that the Trustee will accumulate my deductions from the quarter from [ ] to [ ] and buy Partnership Shares in Opinion Research Corporation for me after the end of the quarter and each quarter thereafter

3. I agree to accept Matching Shares in Opinion Research Corporation awarded to me under the Plan and leave them in the hands of the Trustees, and not to assign, charge or otherwise dispose of my beneficial interest in the shares for the whole of the Holding Period of 3 years

4.   I understand that shares may fall in value as well as rise.

5. I have read this agreement and agree to be bound by it and by the rules of the Plan.

COMPANY

6. The Company agrees to arrange for shares in Opinion Research Corporation] to be bought for me, according to the rules of the Plan.

7. The Company agrees to provide 3] Matching Shares for every 17 Partnership Shares or, where appropriate, Matching Shares rounded to the nearest whole number.

8. The Company undertakes to notify me of any restriction on the number of Partnership Shares available in the (or each) Award.

TRUSTEES
9. The Trustees agree to keep my Salary deductions in [insert name of bank/ building society] until they are used to buy shares in Opinion Research Corporation for me.

                  Signature: __________________________(employee)                              Date:   ___ / ___ / _____


                  Signature: __________________________(for ORC International Limited)         Date:   ___ / ___ / _____


                  Signature: __________________________(for Trustee)                           Date:   ___ / ___ / _____

Rights and Obligations

1. I agree that taking part in the Plan does not affect my rights, entitlements and obligations under my contract of employment, and does not give me any rights or additional rights to compensation or damages if my employment ceases.
2. I may stop the deductions at any time, or begin them again, by writing to my employer, but I may not make up any amounts missed when deductions were stopped.
3. I agree that the deductions from my salary, or the number of shares that I receive may be scaled down if the limit on the number of shares set by the Company for this award is exceeded.
4. I may ask the Trustees for my Partnership Shares at any time, but I may have to pay income tax and National Insurance Contributions when they are taken out of the Plan.
5. I agree to allow the Trustees to sell some or all of my shares to pay any income tax and National Insurance Contributions in respect of my shares ceasing to be subject to the Plan, unless I provide them in advance with sufficient funds to pay these amounts.
6. I agree that any deductions may be carried forward and added to my deductions in the following quarter.
7. If there is a rights issue, I agree to allow the Trustees to sell some of the rights attached to my shares in the Plan, in order to fund the exercise of the rights attached to other shares held by me in the Plan.
8. I can at any time withdraw from this agreement by writing to my employer. Any unused deductions will be returned to me after the deduction of any necessary income tax or National Insurance Contributions.
9. I agree that withdrawal from this agreement will not affect the terms on which I agreed to buy shares already held for me under the Plan.

Accumulation Period
10. This agreement shall continue until terminated by any party giving notice to the others.
11.  I may only restart deductions once in every 3 months.

Matching Shares
12. The ratio of Matching Shares to Partnership Shares is 3 to 17 and may be varied by the Company at its sole discretion, but not after the commencement of a quarter.
13. If the ratio varies, the Company will notify me before the commencement of the quarter from which the variation is to apply.

Partnership Share Money held by Trustees

14. The Trustees do not expect to keep the deductions in an interest-bearing account, but if they do, they will pay the interest to me.

Holding Period: Matching Shares

15.  I understand that my obligations during the Holding Period will end:
a)   if I cease to be in Relevant Employment; or
b) if the Company terminates the Plan in accordance with Clause 23 of the Deed and I have consented to the transfer of the Shares to me.

16. I understand that my obligations under the Holding Period are subject to:
a)   the right of the Trustees to sell my shares to meet PAYE obligations; and
b) the Trustees accepting at my direction an offer for my shares in accordance with the Plan

TRUST DEED

This deed is made on          [            ] 2001

between

                              ORC Holdings Limited (company number
                              3226024)("the Company")


                              and

                              ORC International Employee Trustees Limited
                              (company number [    ]) ("the Trustee").



1.   PURPOSE

     The purpose of this Deed is to establish a trust for the employee share ownership plan known as ORC International Employee Share Ownership Plan ("the Plan") which satisfies Schedule 8 Finance Act 2000. The Trustee has agreed to be the first trustee for the purposes of the Plan.

2.   STATUS

     The Plan consists of this Deed and the attached rules and Appendices. The definitions in the rules apply to this Deed. The Company shall from time to time determine which of parts A to C of the Rules shall have effect. Where the Company determines that part B shall have effect it shall specify that there is to be an Accumulation Period of up to 12 months, which shall apply equally to all Qualifying Employees in the Plan.

3.   DECLARATION OF TRUST

3.1 The Company and the Trustee have agreed that all the Shares and other assets which are issued to or transferred to the Trustee are to be held on the trusts declared by this Deed, and subject to the terms of the Rules. When Shares or assets are transferred to the Trustee by the Company with the intention of being held as part of the Plan they shall be held upon the trusts and provisions of this Deed and the Rules.

3.2  The Trustee shall hold the Trust Fund upon the following trusts namely:

     (a) as to Shares which have not been awarded to Participants ("Unawarded Shares") upon trust during the Trust Period to allocate those Shares in accordance with the terms of this Deed and the Rules,

     (b) as to Shares which have been awarded to a Participant ("Plan Shares") upon trust for the benefit of that Participant on the terms and conditions set out in the Rules,

     (c) as to Partnership Share Money upon trust to purchase Shares for the benefit of the contributing Qualifying Employee in accordance with the Rules, and

     (d) as to other assets ("Surplus Assets") upon trust to use them to purchase further Shares to be held on the trusts declared in (a) above, at such time during the Trust Period and on such terms as the Trustee in its absolute discretion thinks fit.

3.3 The income of Unawarded Shares and Surplus Assets shall be accumulated by the Trustees and added to, and held upon the trusts applying to, Surplus Assets.

3.4 The income of Plan Shares and Partnership Share Money shall be dealt with in accordance with the Rules.

3.5 The perpetuity period in respect of the trusts and powers declared by this Deed and the Rules shall be the period of 80 years from the date of this Deed.

4.   NUMBER OF TRUSTEES

     Unless a corporate Trustee is appointed, there shall always be at least 2 Trustees. Where there is no corporate Trustee, and the number of Trustees falls below 2, the continuing Trustee has the power to act only to achieve the appointment of a new Trustee.

5.   INFORMATION

     The Trustees shall be entitled to rely on information supplied by the Company in respect of the eligibility of any person to become or remain a Participant in the Plan.

6.   RESIDENCE OF TRUSTEES

     Every Trustee shall be resident in the United Kingdom. The Company shall immediately remove any Trustee who ceases to be so resident and, if necessary, appoint a replacement.

7.   CHANGE OF TRUSTEES

     The Company has the power to appoint or remove any Trustee for any reason. The change of Trustee shall be effected by executing a deed. Any Trustee may resign on one month's notice given in writing to the Company, provided that there will be at least two Trustees or a corporate Trustee immediately after the retirement.

8.   INVESTMENT AND DEALING WITH TRUST ASSETS

8.1 Save as otherwise provided for by the Plan the Trustees shall not sell or otherwise dispose of Plan Shares.

8.2 The Trustees shall obey any directions given by a Participant in accordance with the Rules in relation to his Plan Shares and any rights and income relating to those Shares. In the absence of any such direction, or provision by the Plan, the Trustees shall take no action.

8.3 The Company and Participating Companies shall, as soon as practicable after deduction from Salary, pass the Partnership Share Money to the Trustees who will put the money into a non-interest bearing account with:

     (a)  an institution authorised under the Banking Act 1987;

     (b)  a building society; or

     (c)  a relevant European institution,

     until it is either used to acquire Partnership Shares on the Acquisition Date, or, in accordance with the Plan, returned to the individual from whose Salary the Partnership Share Money has been deducted.

8.4 The Trustees may either retain or sell Unawarded Shares at their absolute discretion. The proceeds of any sale of Unawarded Shares shall form part of Surplus Assets.

8.5 The Trustees shall have all the powers of investment of a beneficial owner in relation to Surplus Assets.

8.6 The Trustees shall not be under any liability to the Participating Companies or to current or former Qualifying Employees by reason of a failure to diversify investments, which results from the retention of Plan or Unawarded Shares.

8.7 The Trustees may delegate powers, duties or discretions to any persons and on any terms. No delegation made under this clause shall divest the Trustees of their responsibilities under this Deed or under the Schedule.

     The Trustees may allow any Shares to be registered in the name of an appointed nominee provided that such Shares shall be registered in a designated account. Such registration shall not divest the Trustees of their responsibilities under this Deed or the Schedule.

     The Trustees may at any time, and shall if the Company so directs, revoke any delegation made under this clause or require any Plan assets held by another person to be returned to the Trustees, or both.

9.   LOANS TO TRUSTEES

     The Trustees shall have the power to borrow money for the purpose of:

     (a)  acquiring Shares; and

     (b) paying any other expenses properly incurred by the Trustees in administering the Plan.

10.   SHARES FROM QUALIFYING SHARE OWNERSHIP TRUSTS

      Where Shares are transferred to the Trustees in accordance with paragraph 76 of the Schedule, they shall award such Shares only as Free and Matching Shares, and in priority to other available Shares.

11.   TRUSTEES' OBLIGATIONS UNDER THE PLAN

Notice of Award of Free and Matching Shares

11.1 As soon as practicable after Free and Matching Shares have been awarded to a Participant, the Trustees shall give the Participant a notice stating:

      (a)  the number and description of those Shares;

      (b)  their Initial Market Value on the date of Award; and

      (c)  the Holding Period applicable to them.

Notice of Award of Partnership Shares

11.2 As soon as practicable after any Partnership Shares have been acquired for a Participant, the Trustees shall give the Participant a notice stating:

      (a)  the number and description of those Shares;

      (b) the amount of money applied by the Trustees in acquiring those shares on behalf of the Participant; and

      (c)  the Market Value at the Acquisition Date.

Notice of any foreign tax deducted before dividend paid

11.3 Where any foreign cash dividend is received in respect of Plan Shares held on behalf of a Participant, the Trustees shall give the Participant notice of the amount of any foreign tax deducted from the dividend before it was paid.

Restrictions during the Holding Period

11.4 During the Holding Period the Trustees shall not dispose of any Free or Matching Shares (whether by transfer to the employee or otherwise) except as allowed by the following paragraphs of the Schedule, unless the participant has at that time ceased to be in Relevant Employment:

      (a)  paragraph 32 (power of Trustees to accept general offers etc.);

      (b) paragraph 72 (power of Trustees to raise funds to subscribe for rights issue);

      (c)  paragraph 73 (meeting PAYE obligations); and

      (d) paragraph 121(5) (termination of plan: early removal of shares with participant's consent).

PAYE Liability etc.

11.5 The Trustees may dispose of a Participant's Shares or accept a sum from the Participant in order to meet any PAYE liability in the circumstances provided in paragraph 95 of the Schedule (PAYE: shares ceasing to be subject to the plan).

      Where the Trustees receive a sum of money which constitutes a Capital Receipt in respect of which a Participant is chargeable to income tax under Schedule E, the Trustees shall pay to the employer a sum equal to that on which income tax is so payable.

      The Trustees shall maintain the records necessary to enable them to carry out their own PAYE obligations, and the PAYE obligations of the employer company so far as they relate to the Plan.

      Where the Participant becomes liable to income tax under Schedule E, Case V of Schedule D, or Schedule F by reason of any event, the Trustees shall inform the Participant of any facts which are relevant to determining that liability.

Money's worth received by Trustees

11.6 The Trustees shall pay over to the Participant as soon as is practicable, any money or money's worth received by them in respect of or by reference to any shares, other than new shares within paragraph 115 of the Schedule (company reconstructions).

      This is subject to:

      (a) the Trustees obligations under paragraphs 95 and 96 of the Schedule (PAYE: obligations to make payments to employer etc); and

      (b)  the Trustees' PAYE obligations.

General offers etc.

11.7 If any offer, compromise, arrangement or scheme is made which affects the Free Shares or Matching Shares the Trustees shall notify Participants. Each Participant may direct how the Trustees shall act in relation to that Participant's Plan Shares. In the absence of any direction, the Trustees shall take no action.

12.   POWER OF TRUSTEES TO RAISE FUNDS TO SUBSCRIBE FOR A RIGHTS ISSUE

      Only pursuant to a direction given by or on behalf of the Participant in respect of their Plan Shares the Trustees may dispose of some of the rights under a rights issue arising from those Shares to obtain enough funds to exercise the remaining rights.

      The rights referred to are the rights to buy additional shares or rights in the same company.

13.   POWER TO AGREE MARKET VALUE OF SHARES

      Where the Market Value of Shares falls to be determined for the purposes of the Schedule, the Trustees may agree with the Inland Revenue that it shall be determined by reference to such date or dates, or to an average of the values on a number of dates, as specified in the agreement.

14.   PERSONAL INTEREST OF TRUSTEES

      Trustees, and directors, officers or employees of a corporate Trustee, shall not be liable to account for any benefit accruing to them by virtue of their:

      (a)  participation in the Plan as a Qualifying Employee;

      (b) ownership, in a beneficial or fiduciary capacity, of any shares or other securities in any Participating Company;

      (c) being a director or employee of any Participating Company, being a creditor, or being in any other contractual relationship with any such Company.

15.   TRUSTEES' MEETINGS

      The Trustees shall hold meetings as often as is necessary for the administration of the Plan. There shall be at least two Trustees present at a meeting except where the sole Trustee is a corporate Trustee and the Trustees shall give due notice to all the Trustees of such a meeting. Decisions made at such a meeting by a majority of the Trustees present shall be binding on all the Trustees. A written resolution signed by all the Trustees shall have the same effect as a resolution passed at a meeting.

16.   SUBSIDIARY COMPANIES

      Any Subsidiary may with the agreement of the Company become a party to this Deed and the Plan by executing a Deed of Adherence in the form set out by the Schedule to this Deed and thereby agreeing to be bound by the Deed and Rules.

      Any company which ceases to be a Subsidiary shall cease to be a Participating Company.

17.   EXPENSES OF PLAN

      The Participating Companies shall meet the costs of the preparation and administration of this Plan.

18.   TRUSTEES' LIABILITY AND INDEMNITY

18.1 The Participating Companies shall jointly and severally indemnify each of the Trustees (except a remunerated Trustee) against any expenses and liabilities which are incurred through acting as a Trustee of the Plan and which cannot be recovered from the Trust Fund. This does not apply to expenses and liabilities which are incurred through fraud or wilful wrongdoing or are covered by insurance under clause 18.3.

18.2 No Trustee except a remunerated Trustee shall be personally liable for any breach of trust (other than through fraud or wilful wrongdoing) over and above the extent to which the Trustee is indemnified by the Participating Companies in accordance with clause 18.1 above.

18.3 A non-remunerated Trustee may insure the Plan against any loss caused by him or any of his employees, officers, agents or delegates. A non-remunerated Trustee may also insure himself and any of these persons against liability for breach of trust not involving fraud or wilful wrongdoing or negligence of the Trustee or the person concerned.

18.4 A Trustee who carries on a profession or business may charge for services rendered on a basis agreed with the Company. A firm or company in which a Trustee is interested or by which he is employed may also charge for services rendered on this basis.

19.    COVENANT BY THE PARTICIPATING COMPANIES

       The Participating Companies hereby jointly and severally covenant with the Trustees that they shall pay to the Trustees all sums which they are required to pay under the Rules and shall at all times comply with the Rules.

20.    ACCEPTANCE OF GIFTS

       The Trustees may accept gifts of Shares and other assets which shall be held upon the trusts declared by clause 3(1) or 3(4) as the case may be.

21.    TRUSTEES' LIEN

       The Trustees' lien over the Trust Fund in respect of liabilities incurred by them in the performance of their duties (including the repayment of borrowed money and tax liabilities) shall be enforceable subject to the following restrictions:

       (a) the Trustees shall not be entitled to resort to Partnership Share Money for the satisfaction of any of their liabilities; and

       (b) the Trustees shall not be entitled to resort to Plan Shares for the satisfaction of their liabilities except to the extent that this is permitted by the Plan.

22.    AMENDMENTS TO THE PLAN

       The Company may, with the Trustees' written consent, from time to time amend the Plan provided that:

      (a) no amendment which would adversely prejudice to a material extent the rights attaching to any Plan Shares awarded to or acquired by Participants may be made nor may any alteration be made giving to Participating Companies a beneficial interest in Plan Shares, and

      (b) if the Plan is approved by the Inland Revenue at the time of an amendment or addition, any amendment or addition to a "key feature" (as defined in paragraph 118(3)(a) of the Schedule) of the Plan shall not have effect unless and until the written approval of the Inland Revenue has been obtained in accordance with paragraph 4 of the Schedule.

23.   TERMINATION OF THE PLAN

23.1  The Plan shall terminate:

      (a) in accordance with a Plan Termination Notice issued by the Company to the Trustees under paragraph 120 of the Schedule, or

      (b)  if earlier, on the expiry of the Trust Period.

23.2 The Company shall immediately upon executing a Plan Termination Notice provide a copy of the notice to the Trustees, the Inland Revenue and each individual who has Plan Shares or who has entered into a Partnership Share Agreement which was in force immediately before the Plan Termination Notice was issued.

23.3 Upon the issue of a Plan Termination Notice or upon the expiry of the Trust Period paragraph 121 of the Schedule shall have effect.

23.4 Any Shares or other assets which remain undisposed of after the requirements of paragraph 121 of the Schedule have been complied with shall be held by the Trustees upon trust to pay or apply them to or for the benefit of the Participating Companies as at the termination date in such proportion, having regard to their respective contributions, as the Trustees shall in their absolute discretion think appropriate.

                                   SCHEDULE


THIS DEED is made the [     ] 2001.


BETWEEN:

(1)  ORC Holdings Limited (company number 3226024) ("the Company").

(2)  ORC International Employee Trustees Limited (company number [      ]) ("the
     Trustee") which expression shall, where the context so admits, include its successors as trustees of the trust).

(3) the several companies whose names are listed in the Schedule to this Deed ("the Adhering Companies").


RECITALS

(A)  This Deed is supplemental to a Deed of [        ] 2001 made between the
     Company and the Trustee ("the Principal Deed") whereby the Company established the ORC International Employee Share Ownership Plan ("the Plan").

(B) Each of the Adhering Companies is a Subsidiary of and under the control of the Company within the meaning of the Plan.

(C) In pursuance of the power contained in Clause 16 of the Principal Deed, the Company has agreed that subject to their entering into this Deed the Adhering Companies may become Participating Companies within the meaning of the Plan.


THIS DEED PROVIDES as follows:

1. The definitions set out in the Principal Deed shall apply throughout this Deed.

2. The Company hereby agrees that the Adhering Companies shall be Participating Companies for the purposes of the Plan provided that any of the Adhering Companies shall be deemed not to be such a Participating Company as from the date it ceases to be a subsidiary of the Company (within the meaning of Section 144 of the Companies Act 1989) or under the control of the Company (within the meaning of Section 840 of the Income and Corporation Taxes Act 1988) or as from such other date as the Company may by deed declare.

3. Each of the Adhering Companies hereby covenants with the Company and with the Trustee that subject to the proviso to Clause 2 above it will observe and perform all covenants, conditions and provisions contained in the Principal Deed applicable to Participating Companies.


IN WITNESS whereof the parties have duly executed and delivered this Deed the day and year first before written.-

                                   SCHEDULE


                            THE ADHERING COMPANIES


1.  ORC International Limited (company number 1088226)

2.  ORC European Information Centre Limited (company number 2673406)

THE COMMON SEAL OF ORC Holdings Limited
was hereunto affixed
in the presence of:

Director

Secretary


THE COMMON SEAL OF ORC International Employee Trustees Limited


was hereunto affixed
in the presence of:

Director

Secretary


THE COMMON SEAL OF ORC International Limited


was hereunto affixed
in the presence of:

Director

Secretary


THE COMMON SEAL OF ORC European Information Centre Limited


was hereunto affixed

in the presence of:

Director

Secretary

IN WITNESS whereof the parties have duly executed and delivered this Deed the day and year first before written.



THE COMMON SEAL OF ORC Holdings Limited
was hereunto affixed
in the presence of:

Director

Secretary

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         OPINION RESEARCH CORPORATION

     The undersigned, a holder of Common Stock of OPINION RESEARCH CORPORATION (the "Company"), hereby constitutes and appoints JOHN F. SHORT and DOUGLAS L. COX, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 15, 2001 at 10:00 a.m., at 23 Orchard Road, Skillman, New Jersey, and any adjournment or postponement thereof, and thereat to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present, as follows:

1.  To approve the Opinion Research Corporation Employee Stock Purchase Plan.
    [_]  FOR                     [_]  AGAINST                  [_]  ABSTAIN

2. To approve the Opinion Research Corporation Stock Purchase Plan for Non-employee Directors and Designated Employees and Consultants.
    [_]  FOR                     [_]  AGAINST                  [_]  ABSTAIN

3. To amend the 1997 Stock Incentive Plan to increase the number of shares available thereunder for grant from 1,125,000 to 1,625,000 shares and to amend the provisions relating to a "Change of Control" of the Company.
    [_]  FOR                     [_]  AGAINST                  [_]  ABSTAIN

4. To approve the ORC Holdings, Ltd. Employee Share Ownership Plan. ORC Holdings, Ltd. is the Company's United Kingdom subsidiary.
    [_]  FOR                     [_]  AGAINST                  [_]  ABSTAIN

5.  [_]  FOR the two nominees for director listed below.
    [_]  WITHHOLD AUTHORITY to vote for both nominees for director listed below.
    [_] FOR both nominees for director listed below, EXCEPT WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WHOSE NAME IS LINED THROUGH.

         Nominees: Lenard B. Tessler and Dale J. Florio

6. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2001.
    [_]  FOR                     [_]  AGAINST                  [_]  ABSTAIN

7.  To vote on such other business as may properly come before the meeting.
    [_]  FOR                     [_]  AGAINST                  [_]  ABSTAIN

    Unless otherwise specified, the shares will be voted "FOR" the election of both nominees for director and "FOR" the other proposals as previously set forth. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting and any adjournment or postponement thereof.


________________________________________________________________________________
                    (Please date and sign on reverse side)

                          (Continued from other side)

  THE UNDERSIGNED HEREBY ACKNOWLEGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF OPINION RESEARCH CORPORATION.

  [_]  I plan to attend the Annual Meeting

                                         Date: ___________________, 2001


                                         _______________________________
                                         Signature of Stockholder


                                         _______________________________
                                         Signature of Stockholder

NOTE: Please sign this proxy exactly as name(s) appear(s) in address. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such, and if signer is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. When stock is issued in the name of two or more persons, all such persons should sign.


    Please sign, date and return in the enclosed postage-prepaid envelope.